                                  PROSPECTUS

                   [LOGO OF PACIFIC SELECT ESTATE MAXIMIZER]

                            VARIABLE UNIVERSAL LIFE

                                 PROSPECTUS FOR

                        PACIFIC SELECT ESTATE MAXIMIZER

             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                               DATED MAY 1, 1997

                              ------------------

                              PACIFIC SELECT FUND

                               DATED MAY 1, 1997

                                           PACIFIC SELECT ESTATE MAXIMIZER

                                        MODIFIED SINGLE PREMIUM VARIABLE LIFE
                                                  INSURANCE POLICY
                                       ISSUED BY PACIFIC MUTUAL LIFE INSURANCE
                                                       COMPANY

LOGO                                          700 NEWPORT CENTER DRIVE
OF PACIFIC SELECT ESTATE MAXIMIZER         NEWPORT BEACH, CALIFORNIA 92660
                                                   1-800-800-7681

  This prospectus describes Pacific Select Estate Maximizer--a Modified Single Premium Variable Life Insurance Policy (individually, the "Policy," and collectively, the "Policies") offered by Pacific Mutual Life Insurance Company ("Pacific Mutual Life," "we," "us," or "our"). The Policy provides lifetime insurance protection on the Insured or Joint Insureds (the "Insureds") named in the Policy so long as the Policy is in force. A Policy may be surrendered for its Cash Surrender Value less any outstanding Policy Debt during the lifetime of the Insured(s). The Policy can be purchased for a minimum initial premium of $10,000; however, if the Insured (Younger Insured if this is a last survivor Policy) is age 70 or over, the minimum initial premium is $50,000. The Policy provides limited flexibility to pay additional premiums.

  Policies can provide insurance protection on the life of one Insured or, as a last survivor Policy, on the lives of two Insureds. A last survivor Policy, for so long as it remains in force, provides a death benefit the proceeds of which are payable when the last surviving Insured dies while the Policy is in force. The death benefit will be the Face Amount of insurance stated in the Policy or, under certain circumstances, a higher amount. After the death of the Insured(s), we will pay the Beneficiary the death benefit minus any Debt under the Policy.

  Premium payments may be allocated at the Policyholder's ("Policy Owner," "Owner," "you" or "your") discretion to one or more of the Investment Options currently available. Each of the Variable Investment Options ("Variable Account") is a subaccount of our separate account called the Pacific Select Exec Separate Account (the "Separate Account"). Any portion of the premium payments allocated to one of more of the Variable Accounts available to you is invested in one or more of the corresponding Portfolios of the Pacific Select Fund (the "Fund"):

        Money Market Portfolio                      Equity Income Portfolio
        High Yield Bond Portfolio                   Multi-Strategy Portfolio
        Managed Bond Portfolio                      Equity Portfolio
        Government Securities Portfolio             Bond and Income Portfolio
        Growth Portfolio                            Equity Index Portfolio
        Aggressive Equity Portfolio                 International Portfolio
        Growth LT Portfolio                         Emerging Markets Portfolio.

  Accumulated Value allocated to the Variable Accounts will vary based upon the investment performance of the Variable Accounts. No minimum amount of Accumulated Value is guaranteed. A fixed option called the Fixed Account is also available. Accumulated Value in the Fixed Account will accrue interest at an interest rate that is guaranteed by us. This prospectus generally describes only the portion of the Policy involving the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 30.

  The Policies usually will be a type of life insurance policy classified as a modified endowment contract. For information on the tax treatment of modified endowment contracts, see "Federal Income Tax Considerations," on page 24.

  It may not be advantageous to replace existing insurance with the Policy. A Policy may be returned according to the terms of its Free-Look Right (see "Right to Examine a Policy--Free-Look Right," page 20), during which time premium payments allocated to the Separate Account will be invested in the Money Market Variable Account.

  The Contract is titled a "Flexible Premium Variable Life Insurance Policy" in Texas.

                                ---------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
         ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ---------------

  THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PACIFIC SELECT FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                               DATE: MAY 1, 1997
                               -----------------

  THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.

                               TABLE OF CONTENTS

                                                                            PAGE
IMPORTANT TERMS............................................................   4
SUMMARY OF THE POLICY......................................................   5
  Purpose of the Policy....................................................   5
  Policy Values............................................................   5
  The Death Benefit........................................................   5
  Premium Features.........................................................   5
  Investment Options.......................................................   5
  Transfer of Accumulated Value............................................   6
  Free-Look Right..........................................................   6
  Surrender and Partial Withdrawal Rights..................................   6
  Policy Loans.............................................................   6
  Policy Charges and Deductions............................................   7
  Fund Annual Expenses After Expense Limitation............................   8
  Tax Treatment of Increases in Accumulated Value..........................   9
  Tax Treatment of Death Benefit...........................................   9
  Contacting Pacific Mutual Life and Timing of Transactions................   9
INFORMATION ABOUT PACIFIC MUTUAL LIFE, THE SEPARATE ACCOUNT AND THE FUND...  10
  Pacific Mutual Life Insurance Company....................................  10
  Pacific Select Exec Separate Account.....................................  10
  The Pacific Select Fund..................................................  11
  The Investment Adviser and Portfolio Managers............................  12
THE POLICY.................................................................  13
  Application for a Policy.................................................  13
  Premiums.................................................................  13
  Additional Premium Payments..............................................  13
  Allocation of Premiums...................................................  14
  Portfolio Rebalancing....................................................  14
  Dollar Cost Averaging Option.............................................  14
  Transfer of Accumulated Value............................................  15
  Death Benefit............................................................  15
  Policy Values............................................................  17
  Determination of Accumulated Value.......................................  17
  Policy Loans.............................................................  18
  Duration of Contract.....................................................  19
  Surrender................................................................  19
  Partial Withdrawals......................................................  19
  Right to Examine a Policy--Free-Look Right...............................  20
  Lapse....................................................................  20
  Reinstatement............................................................  20
  Last Survivor Policies...................................................  21
CHARGES AND DEDUCTIONS.....................................................  21
  Load from Premiums.......................................................  21
  Surrender Charge.........................................................  21
  Deductions from Accumulated Value........................................  22
  Other Charges............................................................  23
  Guarantee of Certain Charges.............................................  23
  Variations in Charges....................................................  23

                                                                            PAGE
OTHER INFORMATION..........................................................  24
  Federal Income Tax Considerations........................................  24
  Charge for Our Income Taxes..............................................  27
  Voting of Fund Shares....................................................  27
  Disregard of Voting Instructions.........................................  28
  Confirmation Statements and Other Reports to Owners......................  28
  Substitution of Investments..............................................  28
  Changes to Comply with Law...............................................  29
PERFORMANCE INFORMATION....................................................  29
THE FIXED ACCOUNT..........................................................  30
  General Description......................................................  30
  Transfers, Surrenders, Withdrawals, and Policy Loans.....................  30
MORE ABOUT THE POLICY......................................................  31
  Ownership................................................................  31
  Beneficiary..............................................................  31
  The Contract.............................................................  31
  Payments.................................................................  31
  Assignment...............................................................  32
  Errors on the Application................................................  32
  Incontestability.........................................................  32
  Payment in Case of Suicide...............................................  32
  Dividends................................................................  32
  Policy Illustrations.....................................................  32
  Payment Plan.............................................................  32
  Optional Insurance Benefits and Other Policies...........................  33
  Life Insurance Retirement Plans..........................................  33
  Risks of Life Insurance Retirement Plans.................................  33
  Distribution of the Policy...............................................  34
MORE ABOUT PACIFIC MUTUAL LIFE.............................................  35
  Management...............................................................  35
  State Regulation.........................................................  37
  Telephone Transfer and Loan Privileges...................................  37
  Legal Proceedings........................................................  37
  Legal Matters............................................................  37
  Registration Statement...................................................  37
  Independent Auditors.....................................................  38
  Financial Statements.....................................................  38
APPENDIX...................................................................  78
ILLUSTRATIONS..............................................................  79

                                IMPORTANT TERMS

Accumulated Value--The total value of the amounts in the Investment Options for the Policy as well as any amount set aside in the Loan Account, including any accrued earned interest, as of any Valuation Date.
Age--An Insured's age as of his or her last birthday as of the Policy Date, increased by the number of complete Policy Years elapsed.
Beneficiary--The person or persons you name in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured(s).
Cash Surrender Value--The Accumulated Value, less any applicable surrender charge.
Death Benefit--The greater of the Face Amount under a Policy or Accumulated Value multiplied by a specified percentage shown in the Appendix.
Debt--The unpaid loan balance including accrued loan interest.
Face Amount--The minimum death benefit for so long as the Policy remains in force.
Fixed Account--An account that is part of our General Account to which all or a portion of premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared periodically by us.
Free Withdrawal Amount--The lesser of contract earnings under the Policy or 10% of the initial premium. For purposes of determining this amount, earnings under the Policy are Accumulated Value less total premiums paid, plus all prior partial withdrawals deemed to be withdrawals of premium for surrender charge purposes.
General Account--All of our assets other than those allocated to the Separate Account or to any of our other segregated separate accounts.
Guideline Single Premium or Guideline Level Premiums--The maximum amount of premium or premiums that can be paid to qualify a Policy as life insurance for tax purposes as specified in Section 7702 of the Internal Revenue Code.
Home Office--The Policy Benefits and Services Department at our main office at 700 Newport Center Drive, Newport Beach, California 92660.
Insured or Insured(s)--The person or persons upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.
Investment Option--A Variable Account or the Fixed Account.
Loan Account--An account to which amounts are transferred from the Variable Accounts and the Fixed Account as collateral for Policy loans.
Monthly Payment Date--The day each month on which certain deductions and charges are assessed against the Accumulated Value. The first Monthly Payment Date is the Policy Date.
Net Cash Surrender Value--The Cash Surrender Value less Policy Debt.
Policy Date--The date used to determine the Monthly Payment Date, Policy Years, and Policy Monthly, Quarterly, Semi-Annual, and Annual Anniversaries. It is usually the date the initial premium is received at our Home Office. The term "Issue Date" is substituted for Policy Date with respect to Policies issued to residents of the Commonwealth of Massachusetts.
Policyholder Policy Owner, Owner, you, or your--The person or persons who own the Policy. The Policy Owner will be the Insured(s) unless otherwise stated in the application. If your Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.
Survivor--In a last survivor Policy, the Insured remaining alive after the first death of the two Insureds that occurs while the last survivor Policy is in force.
Valuation Date--Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which our administrative offices are open. The New York Stock Exchange is closed on weekends and on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day. Our administrative offices are normally not open on the following: the Monday before New Year's Day, July Fourth, or Christmas Day if any of those holidays falls on a Tuesday; the Tuesday before Christmas Day if that holiday falls on a Wednesday; the Friday after New Year's Day, July Fourth or Christmas Day if any of these holidays falls on a Thursday; and the Friday after Thanksgiving. If any transaction or event called for under a Policy is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur at the end of the next following Valuation Date unless otherwise specified.
Valuation Period--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.
Variable Account--A separate account of ours or a subaccount of such a separate account, which is used only to support the variable death benefits and policy values of variable life insurance policies, and the assets of which are segregated from our General Account and our other separate accounts. The Pacific Select Exec Separate Account serves as the funding vehicle for the Policies. The Money Market Variable Account, High-Yield Bond Variable Account, Managed Bond Variable Account, Government Securities Variable Account, Growth Variable Account, Aggressive Equity Variable Account, Growth LT Variable Account, Equity Income Variable Account, Multi-Strategy Variable Account, Equity Variable Account, Bond and Income Variable Account, Equity Index Variable Account, International Variable Account, and Emerging Markets Variable Account are all subaccounts of the Pacific Select Exec Separate Account.

                             SUMMARY OF THE POLICY

  This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," on page 30 and in the Policy.

PURPOSE OF THE POLICY

  The Policy offers you insurance protection on the life of the Insured(s) so long as your Policy is not surrendered or in default beyond the Grace Period. Like traditional fixed life insurance, your Policy provides for a death benefit equal to its Face Amount, accumulation of cash values, and surrender and loan privileges. Unlike traditional fixed life insurance, your Policy offers a choice of investment alternatives and an opportunity for the Policy's Accumulated Value and, under certain circumstances, its death benefit to grow based on investment results.

POLICY VALUES

  You may allocate premium payments among the various Investment Options available to you. Depending on the investment experience of the selected Variable Accounts, the Accumulated Value may increase or decrease on any day.

  You bear the investment risk on that portion of the Accumulated Value allocated to the Variable Accounts. The death benefit may or may not increase or decrease depending upon several factors, although the death benefit will never decrease below the Face Amount provided your Policy is in force. There is no guarantee that your Policy's Accumulated Value and death benefit will increase.

  Your Policy will remain in force until the earliest of the death of the Insured(s) or a full surrender of your Policy, or unless the Net Cash Surrender Value is insufficient to pay certain charges deducted on each Monthly Payment Date, and a Grace Period expires without sufficient additional premium payments or loan repayments by you.

THE DEATH BENEFIT

  Upon the death of the Insured, or, for a last survivor Policy, upon the death of the Survivor, we will pay to the named Beneficiary death benefit proceeds, which will be the death benefit under your Policy reduced by any Policy Debt. The death benefit will be the greater of the Face Amount under your Policy or the Accumulated Value multiplied by a specified percentage. See "Death Benefit," page 15.

PREMIUM FEATURES

  The Policy can be purchased for a minimum initial premium payment of $10,000, or $50,000 if the Insured's Age (or Younger Insured's Age if this is a last survivor Policy) is 70 or over. In determining the Face Amount, you may elect that the initial premium be equal to 80%, 90% or 100% of the Guideline Single Premium. The Guideline Single Premium is the maximum premium that can be paid for any given Face Amount in order for an insurance policy to qualify as a life insurance contract for tax purposes. The Face Amount in the state of West Virginia may not be less than $25,000. Additional premiums may be paid under certain circumstances. See "Additional Premium Payments," page 13.

INVESTMENT OPTIONS

  You may choose to allocate net premium payments to one or more of the Investment Options available to you.

  The Variable Accounts available to you invest in portfolios of a mutual fund which offers you the opportunity to direct us to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these securities, or in securities of foreign issuers. Each of the available Variable Accounts invests exclusively in shares of a designated Portfolio of the Fund. Each of the Portfolios of the Fund, which are shown in the chart on page 12, has a different investment objective or objectives. See "The Pacific Select Fund," page 11.

  You may also allocate all or a portion of net premium payments and transfer Accumulated Value to the Fixed Account. We guarantee that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 4%, and may in our sole discretion pay interest in excess of the guaranteed amount. See "The Fixed Account," page 30.

TRANSFER OF ACCUMULATED VALUE

  You may transfer Accumulated Value among the Variable Accounts, and, subject to certain other limitations, between the Variable Accounts and the Fixed Account. Transfers may be made by telephone if a properly completed Authorization For Telephone Requests has been filed at our Home Office. See "Transfer of Accumulated Value," page 15.

FREE-LOOK RIGHT

  You may obtain a full refund of the premium paid if your Policy is returned within 10 days after you receive it (15 days in Colorado, 20 days in North Dakota, and 30 days if you reside in California and are age 60 or older), 10 days after we mail or deliver this notice of right of withdrawal included in this prospectus, or 45 days after the application for your Policy is signed, whichever is later. However, in Pennsylvania, you have a different Free-Look Right, under which your Policy may be returned only within 10 days after you receive it. Until the Free-Look Transfer Date, premiums will be allocated to the Money Market Variable Account which invests in the Money Market Portfolio of the Fund. See "Allocation of Premiums," page 14.

SURRENDER AND PARTIAL WITHDRAWAL RIGHTS

  You can surrender the Policy during the life of the Insured and receive its Net Cash Surrender Value, which is equal to the Accumulated Value less any outstanding Policy Debt and less any applicable surrender charge.

  Partial withdrawals may be taken beginning on the first Policy Anniversary. The minimum partial withdrawal is $1,000. The amount that can be withdrawn (1) can be no greater than the excess of Cash Surrender Value immediately prior to the withdrawal over Policy Debt divided by 90% and (2) is limited so that after the withdrawal, the Net Cash Surrender Value is at least $10,000. Partial withdrawals will reduce the death benefit under a Policy by an amount proportionate to the reduction in Accumulated Value caused by the partial withdrawal and may reduce the Face Amount. However, decreases in the Face Amount and death benefit will be limited so that the policy complies with the definition of life insurance in the Internal Revenue Code ("IRC"). Upon surrender of a Policy or a partial withdrawal during the first nine Policy Years a surrender charge may be assessed. No surrender charge is imposed on the amount of the first withdrawal in any Policy Year (including a surrender) that does not exceed the Free Withdrawal Amount. Surrender or partial withdrawals may give rise to taxable income to you. See "Federal Income Tax Considerations," page 24.

POLICY LOANS

  You may borrow from us using your Policy as security for the loan. You may borrow up to 50% of Accumulated Value during the first Policy Year, and up to the greater of (1) 100% of your Accumulated Value in the Fixed Account and 90% in the Variable Accounts, and (2) 98% of the excess of the Accumulated Value over twelve times the current monthly deduction thereafter. The maximum amount is reduced by the amount of any existing Debt and any surrender charge that would be imposed if you surrendered your Policy on the date the loan is taken. The minimum loan that can be taken at any time is $500 ($200 in Connecticut, $250 in

Oregon). See "Policy Loans," page 17. The amount of any Policy Debt will be subtracted from the death benefit under the Policy, and from your Cash Surrender Value upon surrender. You will pay interest to us on Policy Debt at an annual rate of 6.00% in the first ten Policy Years and 5.00% thereafter. A portion of your Policy Debt may qualify as a Preferred Loan, and will bear interest at 5.25% in the first ten Policy Years, and 4.75% thereafter. Such portion will be redetermined on each policy anniversary.

  When you take a loan, an amount equal to the loan is transferred from your Accumulated Value in the Investment Options to the Loan Account to secure the loans. We will pay interest on amounts in the Loan Account at an annual rate of 4.5%.

  A Policy loan is treated as a distribution from a Policy that is a modified endowment contract and therefore may result in taxable income to you. See "Federal Income Tax Considerations," page 24.

POLICY CHARGES AND DEDUCTIONS

  Load from Premiums

  We do not make any deductions from any premium payment before allocating it to your Accumulated Value.

  Surrender Charge

  As discussed above under "Surrender and Partial Withdrawal Rights," if you surrender your policy or take a partial withdrawal within the first nine Policy Years, a surrender charge may be deducted from Accumulated Value. Approximately twenty-five percent of the Surrender Charge is assessed to compensate Pacific Mutual for premium taxes paid. Approximately seventy-five percent of the Surrender Charge is assessed to compensate Pacific Mutual for sales expenses. The Surrender Charge will not exceed 10% of the initial premium payment.

  Monthly Deductions

  An amount called the monthly deduction is deducted from your Accumulated Value in the Variable Accounts and the Fixed Account beginning on the Policy Date and on each Monthly Payment Date thereafter. The monthly deduction will be assessed to each account in proportion to the Policy's Accumulated Value in each Variable Account and the Fixed Account, unless you specify otherwise in writing. The monthly deduction consists of the following charges:

  --Cost of Insurance Charge: A cost of insurance charge is deducted to compensate us for the cost of providing life insurance coverage for the Insured(s); and

  --Administrative Charge: An administrative charge equal to 0.00025 (0.30% annually) of Accumulated Value in the Variable Accounts and the Fixed Account is assessed. In addition, if Accumulated Value is below $50,000 on any Policy Anniversary Date, a $40 fee is charged on that Monthly Payment Date; and

  --Tax Expense Charge: A charge equal to 0.000333333 (0.40% annually) of the Accumulated Value is assessed to pay applicable state and local premium taxes and federal taxes imposed under Section 848 of the Internal Revenue Code of 1986, as amended (the "Code"). This charge is eliminated after 10 Policy Years; and

  --Mortality and Expense Risk Charge: A charge is assessed to compensate us for mortality and expense risks assumed. This charge is equal to 0.00075 (0.90% annually) of Accumulated Value in the Variable Accounts and the Fixed Account. After 10 Policy Years this charge is reduced to 0.000583333 (0.70% annually).

  The operating expenses of the Separate Account are paid by us. The Policy's charges and deductions shown above are specified under the terms of the Policy. For a more complete description of these charges, see "Charges and Deductions," page 21.

FUND ANNUAL EXPENSES AFTER EXPENSE LIMITATION (as a percentage of each Portfolio's average daily net assets)

  Investment advisory fees and operating expenses of the Fund are paid by the Fund. Fund expenses are not specified under the terms of the Policy, and they may vary from year to year.

                                                      ADVISORY  OTHER    TOTAL
                                                        FEE    EXPENSES EXPENSES
                                                      -------- -------- --------
Money Market Portfolio...............................    .40%     .08%     .48%
High Yield Bond Portfolio............................    .60%     .10%     .70%
Managed Bond Portfolio...............................    .60%     .09%     .69%
Government Securities Portfolio......................    .60%     .10%     .70%
Growth Portfolio.....................................    .65%     .09%     .74%
Aggressive Equity Portfolio..........................    .80%     .15%     .95%
Growth LT Portfolio..................................    .75%     .10%     .85%
Equity Income Portfolio..............................    .65%     .08%     .73%
Multi-Strategy Portfolio.............................    .65%     .11%     .76%
Equity Portfolio.....................................    .65%     .08%     .73%
Bond and Income Portfolio............................    .60%     .09%     .69%
Equity Index Portfolio...............................    .21%     .08%     .29%
International Portfolio..............................    .85%     .21%    1.06%
Emerging Markets Portfolio...........................   1.10%    1.05%    2.15%

  The expenses listed for the Fund Portfolios reflect expenses for the year ending December 31, 1996, adjusted to reflect a decrease in fees for certain operating expenses. The Aggressive Equity and Emerging Markets Portfolios did not begin operations until April 1, 1996 and their "other expenses" are on an annualized basis and reflect the policy adopted by us as Investment Adviser to the Fund, to waive its fees or otherwise reimburse expenses so that operating expenses (exclusive of advisory fees, additional custodial fees associated with holding foreign securities, foreign taxes on dividends, interest or capital gains, and extraordinary expenses) are not greater than 0.25% of average daily net assets per year. We began this policy in 1989 and intend to continue this policy until at least December 31, 1998. In the absence of this policy, such expenses for the Emerging Markets Portfolio would have exceeded this expense cap in 1996 and total adjusted expenses would have been approximately 2.22% on an annualized basis. No reimbursement to the Portfolios was necessary for the Fund's fiscal year 1996. There can be no assurance that the reimbursement arrangement will continue after December 31, 1998, and any unreimbursed expenses would be reflected in the Policy Owner's Accumulated Value and in some instances, the death benefit. Actual total expenses after reimbursement and before the adjustment for the year ended December 31, 1996, were: Money Market Portfolio--0.50%; High Yield Bond Portfolio--0.71%; Managed Bond Portfolio-- 0.71%; Government Securities Portfolio--0.72%; Growth Portfolio--0.76%; Aggressive Equity Portfolio (annualized)--1.02%; Growth LT Portfolio--0.87%; Equity Income Portfolio--0.75%; Multi-Strategy Portfolio--0.78%; Equity Portfolio--0.74%; Bond and Income Portfolio--0.71%; Equity Index Portfolio-- 0.31%; International Portfolio--1.07%; and Emerging Markets Portfolio (annualized)--2.18%.

  The Fund's expenses are assessed at the Fund level and are not direct charges against the Variable Accounts or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Variable Account's Accumulation Unit Value. The Fund's investment advisory fees and operating expenses are more fully described in the Fund's prospectus, which accompanies this Prospectus.

TAX TREATMENT OF INCREASES IN ACCUMULATED VALUE

  We believe that the Accumulated Value under the Policy is currently subject to the same federal income tax treatment as the cash value under traditional fixed life insurance. Therefore, generally, you will not be deemed to be in constructive receipt of your Accumulated Value unless and until actual surrender of a Policy or upon making a partial withdrawal or a Policy Loan. Any such distribution may give rise to taxable income to you and may, under certain circumstances, subject you to an additional income tax of 10% of the amount includable in taxable income. For more information on the tax treatment of the Policy and the tax treatment of distributions see "Federal Income Tax Considerations," page 24.

TAX TREATMENT OF DEATH BENEFIT

  We believe that the death benefit under the Policy is currently subject to federal income tax treatment consistent with that of traditional fixed life insurance. Therefore, generally the death benefit will be fully excludable from the gross income of the Beneficiary under the IRC. See "Federal Income Tax Considerations," page 24.

CONTACTING PACIFIC MUTUAL AND TIMING OF TRANSACTIONS

  All written requests, notices, and forms required by the Policies, and any questions or inquiries should be directed to our Policy Benefits and Services Department, at 700 Newport Center Drive, P.O. Box 7500, Newport Beach, California 92658-7500.

  The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. Unless otherwise stated, we "receive" this information only when it arrives "properly completed" at our Home Office. Premium payments after your initial premium payment, transfer requests, loan requests, loan repayments, and withdrawal requests we receive before 4:00 p.m. Eastern time (or the close of the New York Stock Exchange, if earlier) will normally be effective as of the end of the Valuation Date that we receive them "properly completed," unless the transaction or event is scheduled to occur on another day. Transactions are effected as of the end of the Valuation Date on which they are effective. "Properly completed" may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

   INFORMATION ABOUT PACIFIC MUTUAL LIFE, THE SEPARATE ACCOUNT, AND THE FUND

PACIFIC MUTUAL LIFE INSURANCE COMPANY

  We are a mutual life insurance company organized under the laws of the state of California. We were authorized to conduct business as a life insurance company on January 2, 1868, as Pacific Mutual Life Insurance Company of California, and were reincorporated under our present name on July 22, 1936.

  We offer a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. We are admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1996, we had over $50.8 billion of individual life insurance in force and total admitted assets of $21.2 billion. We have been ranked according to admitted assets as the 23rd largest life insurance carrier in the nation for 1995. Together with our subsidiaries and affiliated enterprises, we had total assets and funds under management of $136.7 billion.

  On April 21, 1997, the Board of Directors of Pacific Mutual Life Insurance Company approved a Plan of Conversion ("Plan") under which Pacific Mutual Life would convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. This transaction is intended to result in a corporate structure that provides, among other things, better access to external sources of capital. Under the Plan, upon the conversion, the insurance company would issue voting stock to a newly-formed stock holding company called Pacific LifeCorp, and all of Pacific LifeCorp's initially issued voting stock would be owned by a newly-created mutual holding company called Pacific Mutual Holding Company. It is anticipated that Pacific LifeCorp could, subsequent to the conversion, offer shares of its stock publicly or privately; however Pacific Mutual Holding Company must always hold at least 51% of the voting stock of Pacific LifeCorp. Pacific LifeCorp would always own 100% of the voting stock of the insurance company. No plans have been formulated to issue any shares of capital stock or debt securities of Pacific LifeCorp at this time.

  Since Pacific Mutual Life currently is a mutual life insurance company, owners ("policyholders") of Pacific Mutual Life's annuity contracts and life insurance policies ("policies") have certain membership interests in Pacific Mutual Life consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of Pacific Mutual Life. Under the Plan, policyholders continue to be policyholders in the same insurance company, but would no longer have a membership interest in the insurance company; rather, policyholders would have membership interests in Pacific Mutual Holding Company. These interests in the mutual holding company would be substantially the same as the membership interests that policyholders have in Pacific Mutual Life prior to the conversion, consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of Pacific Mutual Holding Company. After the conversion, persons who acquire policies from the insurance company would automatically be members in Pacific Mutual Holding Company. The conversion will not, in any way, increase premium payments or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The Plan is subject to approval by Pacific Mutual Life's policyholders and the consent of the Insurance Commissioner of California, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in 1997. Under the Plan, the insurance company's name will change to Pacific Life Insurance Company.

  The principal underwriter for the Policies is Pacific Mutual Distributors, Inc. ("PMD"), one of our wholly-owned subsidiaries. PMD is registered as a broker-dealer with the Securities and Exchange Commission ("SEC").

PACIFIC SELECT EXEC SEPARATE ACCOUNT

  The Separate Account is a separate investment account of ours used only to support the variable death benefits and policy values of variable life insurance policies. The Separate Account supports the Policies as well as other variable life insurance policies issued by us in addition to the Policies. The assets in the Separate Account are kept separate from our General Account assets and our other separate accounts.

  We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the insurance policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses, realized or unrealized, of each Variable Account are credited to or charged against the assets held in the Variable Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the variable life insurance policies funded by the Separate Account are not chargeable with liabilities arising from any other business that we conduct. However, we may transfer to our General Account assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are our general corporate obligations. We may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

  The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

  Each Variable Account invests exclusively in shares of a designated Portfolio of the Fund. We may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Portfolios of the Fund or in other securities.

THE PACIFIC SELECT FUND

  The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policies of the Fund. The Fund currently offers fourteen separate Portfolios to the Separate Account that fund the Variable Investment Options available to you. Each Portfolio pursues different investment objectives and policies. We purchase the shares of each Portfolio for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. Fund shares will be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

  Shares of the Fund currently are offered for purchase only to separate accounts of ours and an affiliated issuer, to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued or administered by these insurers. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, either affiliated or not affiliated with us. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may potentially create conflicts. See "MORE ON THE FUND'S SHARES" in the accompanying prospectus of the Fund.

  The following chart summarizes some basic data about each Portfolio of the Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. This chart is only a summary. You should read the more detailed information which is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolios.

  THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                      PRIMARY INVESTMENTS
                                                         (UNDER NORMAL
    PORTFOLIO                OBJECTIVE                  CIRCUMSTANCES)            PORTFOLIO MANAGER

  Money Market    Current income consistent with   Highest quality money      Pacific Mutual Life
                  preservation of capital          market
                                                   instruments
-------------------------------------------------------------------------------------------------------
  High-Yield      High level of current income     Intermediate and long-     Pacific Mutual Life
  Bond                                             term,
                                                   high-yielding, lower and
                                                   medium quality (high
                                                   risk)
                                                   fixed-income securities
-------------------------------------------------------------------------------------------------------
  Managed Bond    Maximize total return consistent Investment grade           Pacific Investment
                  with prudent investment          marketable                 Management Company
                  management                       debt securities. Will
                                                   normally maintain an
                                                   average portfolio
                                                   duration of 3-7 years
-------------------------------------------------------------------------------------------------------
  Government      Maximize total return consistent U.S. Government            Pacific Investment
 Securities       with prudent investment          securities including       Management Company
                  management                       futures and options
                                                   thereon and high-grade
                                                   corporate debt
                                                   securities. Will
                                                   normally maintain an
                                                   average portfolio
                                                   duration of 3-7 years
-------------------------------------------------------------------------------------------------------
  Growth          Growth of capital                Common stock               Capital Guardian Trust
                                                                              Company
-------------------------------------------------------------------------------------------------------
  Aggressive Eq-  Capital appreciation             Common stock of small      Columbus Circle Investors
  uity                                             emerging growth and
                                                   medium
                                                   capitalization companies
-------------------------------------------------------------------------------------------------------
  Growth LT       Long-term growth of capital      Common stock               Janus Capital Corporation
                  consistent with the preservation
                  of capital
-------------------------------------------------------------------------------------------------------
  Equity Income   Long-term growth of capital      Dividend paying common     J.P. Morgan Investment
                  and income                       stock                      Management Inc.
-------------------------------------------------------------------------------------------------------
  Multi-Strategy  High total return                Equity and fixed income    J.P. Morgan Investment
                                                   securities                 Management Inc.
-------------------------------------------------------------------------------------------------------
  Equity          Capital appreciation             Common stocks and          Greenwich Street Advisors
                                                   securities
                                                   convertible into or
                                                   exchangeable
                                                   for common stocks
-------------------------------------------------------------------------------------------------------
  Bond and In-    High level of current income     Investment grade debt      Greenwich Street Advisors
  come            consistent with prudent          securities
                  investment management and
                  preservation of capital
-------------------------------------------------------------------------------------------------------
  Equity Index    Provide investment results that  Stocks included in the     Bankers Trust Company
                  correspond to the total return   S&P 500
                  performance of common stocks
                  publicly traded in the U.S.
-------------------------------------------------------------------------------------------------------
  International   Long-term capital appreciation   Equity securities of       Templeton Investment
                                                   corporations               Counsel, Inc.
                                                   domiciled outside the
                                                   United
                                                   States
-------------------------------------------------------------------------------------------------------
  Emerging Mar-   Long-term growth of capital      Common stocks of           Blairlogie Capital
  kets                                             companies                  Management
                                                   domiciled in emerging
                                                   market
                                                   countries


THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

  We serve as Investment Adviser to each Portfolio of the Fund. We are registered with the SEC as an Investment Adviser. For twelve of the Portfolios, we and the Fund have engaged other firms to serve as Portfolio Managers which are shown in the chart above.

                                  THE POLICY

  The variable life insurance benefits provided by your Policy are funded through your Accumulated Value in the Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policy.

APPLICATION FOR A POLICY

  Any person or persons wishing to purchase the Policy may submit an application to us. A Policy can be issued on the life of a single Insured for issue Ages up to and including age 85 and Insureds under a last survivor Policy for issue Ages between 20 and 85, and, in both cases, with evidence of insurability satisfactory to us. The Insured's Age is calculated as of the Insured's last birthday. Acceptance is subject to our underwriting rules, and we reserve the right to request additional information and to reject an application.

  After your Policy is issued, insurance coverage under the Policy will be deemed to have begun as of the Policy Date. Your Policy Date is usually the date the initial premium is received at our Home Office. Your Policy Date is the date used to determine Policy Years, Policy Months, and Policy Monthly, Quarterly, Semi-Annual and Annual Anniversaries. For purposes of determining the Monthly Payment Date for all Policies issued, the Policy Date will never be the 29th, 30th, or 31st of any month. We first become obligated under the Policy on the date the total initial premium is received or on the date the application is accepted, whichever is later. Any monthly deductions due will be taken on the Monthly Payment Date on or next following the date we become obligated. The initial premium must be received within 20 days after the Policy is issued, although we may waive the 20 day requirement at our discretion. If the initial premium is not received or the application is rejected by us, the Policy will be cancelled and any premium received will be refunded.

  Insureds are assigned to underwriting (insurance risk) classes which are used in calculating the cost of insurance rates. In assigning Insureds to underwriting classes, we will usually use either simplified or medical underwriting, although other forms of underwriting may be used when deemed appropriate by us.

PREMIUMS

  The minimum initial premium to purchase a Policy is $10,000 if the Insured's issue Age is less than 70 and $50,000 if the Insured's issue Age is greater than 69. If this is a last survivor Policy, the minimum initial premium is based upon the issue Age of the younger Insured. You may elect the initial premium to be 80%, 90% or 100% of the Guideline Single Premium. The Guideline Single Premium is the maximum premium that can be paid for a given Face Amount in order for an insurance policy to qualify as a life insurance contract for tax purposes. If you reside in the state of West Virginia the Face Amount of the Policy must be at least $25,000. We may reduce the minimum initial premium required under certain circumstances, such as for group or sponsored arrangements.

ADDITIONAL PREMIUM PAYMENTS

  You have limited ability to make additional premium payments. Subsequent premium payments of at least $1,000 are permitted under the following circumstances:

  1. an additional premium payment is required to keep the Policy in force (see "Lapse"); or

  2. the premium payment would not cause total premiums to exceed the premium limits prescribed by the Internal Revenue Service ("IRS") to qualify the Policy as a life insurance contract.

  We reserve the right to require satisfactory evidence of insurability before accepting any additional premium payment that results in an immediate increase in the death benefit. A premium payment would result in an immediate increase in the death benefit if the death benefit under your Policy is, or upon acceptance of the premium would be, greater than the Face Amount. See "Death Benefit." If satisfactory evidence of insurability is not received, the payment, or a portion thereof, may be returned. The Company may require that existing Policy Debt be repaid prior to accepting any additional premium payments.

  All or a portion of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by federal tax law. We also reserve the right to make distributions from your Policy to the extent we deem it necessary to continue to qualify your Policy as life insurance under the IRC.

  If your Policy is issued in exchange for a policy that is not a modified endowment contract, then in order for your Policy to continue to avoid being treated as a modified endowment contract, the sum of the premiums less a portion of any Partial Withdrawals may not exceed the "seven pay premium" limit as defined in the IRC. See "Federal Income Tax Considerations". If we receive any premium payment that we believe, if applied to your Policy in that Policy Year, would cause your Policy to become a modified endowment contract, the portion of the payment that we believe would cause your Policy to become a modified endowment contract will not be applied to your Policy but will be returned to you, unless you have previously notified us that payments that cause your Policy to become a modified endowment contract may be accepted by us and applied to your Policy. However, for premium payments received by us at our Home Office within 20 days before the upcoming Policy Anniversary, we may apply the portion of the premium payment that we believe would cause your Policy to become a modified endowment contract to your Policy on the upcoming Policy Anniversary.

ALLOCATION OF PREMIUMS

  In the application for your Policy, you select the Investment Options to which premium payments will be allocated after the Free-Look Transfer Date. Until the Free-Look Transfer Date, premium payments will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). Your Accumulated Value will be automatically allocated according to your instructions contained in the application (or if received more recently, in written instructions) the later of 15 days after the Policy is issued or 45 days after the application is completed (the "Free-Look Transfer Date").

  Additional premium payments will be allocated among the Variable Accounts and the Fixed Account according to your most recent instructions. You may change the allocation of payments by submitting a proper written request to our Home Office, or by telephone if an Authorization for Telephone Requests for changes in premium allocation instruction has been completed, signed and filed at our Home Office.

PORTFOLIO REBALANCING

  You may direct us to automatically re-set the percentage of your Accumulated Value allocated to each Variable Account at a predetermined level. This process is called portfolio rebalancing. (The Fixed Account is not available for portfolio rebalancing.) Over time, the variations in each Variable Account's investment results will shift the percentage allocations of your Accumulated Value. The portfolio rebalancing feature will automatically transfer your Accumulated Value among the Variable Accounts back to the preset percentages. Rebalancing can be made quarterly, semi-annually or annually, measured from your Policy Date ("frequency period"). Rebalancing may result in transferring amounts from a Variable Account with relatively higher investment performance to a Variable Account with relatively lower investment performance.

  You may initiate portfolio rebalancing by sending our Home Office a signed, written request in good form or a properly completed Automatic Portfolio Rebalancing form. You must specify the frequency for rebalancing and a beginning date. The first rebalancing will usually occur on your Monthly Payment Date that starts the frequency period you elected and that occurs on or follows the beginning date you elected. If you stop portfolio rebalancing, you must wait 30 days to begin again. Portfolio rebalancing cannot be used with the Dollar Cost Averaging Option.

  We may modify, terminate or suspend the portfolio rebalancing feature at any time.

DOLLAR COST AVERAGING OPTION

  We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under your Policy by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

  A Dollar Cost Averaging Request form is available upon request. To elect the Dollar Cost Averaging Option, your Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. After we have received a Dollar Cost Averaging Request in proper form at our Home Office, we will transfer Accumulated Value in amounts you designate from the Variable Account from which transfers are to be made to the Variable Account or Accounts you choose. The minimum amount that may be transferred to any one Variable Account is $50. After the Free-Look Period, the first transfer will be effected on your Policy's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period you select, coincident with or next following receipt at our Home Office of a Dollar Cost Averaging Request in proper form. Subsequent transfers will be processed on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as you designate, until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until your Policy enters the Grace Period. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  You may instruct us at any time to terminate this option by written request to our Home Office. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

TRANSFER OF ACCUMULATED VALUE

  After the Free-Look Transfer Date, you may transfer Accumulated Value among the Variable Accounts upon proper written request to our Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging Option) may be made by telephone if a properly completed, Authorization for Telephone Requests is on file at our Home Office. Currently, there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging Option). No transfers are allowed during the Grace Period if the required premium has not been paid. No charges are currently imposed upon such transfers. We reserve the right, however, at a future date to limit the size of transfers and remaining balances, to assess transfer charges, to limit the number and frequency of transfers, and to modify, suspend and/or discontinue telephone transfers.

  Accumulated Value may also be transferred from the Variable Accounts to the Fixed Account; however, such a transfer will only be permitted in the Policy Month preceding a Policy Anniversary, except that you may make such a transfer at any time during the first 18 Policy Months. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account."

DEATH BENEFIT

  When your Policy is issued, we will determine the initial amount of insurance for the initial premium payment based on the instructions provided in your application. That amount will be shown on the specifications page of the Policy and is called the "Face Amount."

  Upon due proof of the death of the Insured(s), we will pay to your named Beneficiary death benefit proceeds, which will be the death benefit under your Policy reduced by any outstanding Policy Debt (and if in the Grace Period, any overdue charges). The death benefit will be the greater of the Face Amount under your

Policy or Accumulated Value multiplied by a specified percentage. (which is referred to as the Guideline Minimum Death Benefit.) The specified percentages vary according to the Age of the Insured, or, in the case of a last survivor Policy, the Youngest Insured, and will be at least equal to the cash value corridor in Section 7702 of the IRC, which addresses the definition of a life insurance policy for tax purposes. A table showing the specified percentages is in the Appendix and in the Policy. Because the specified percentage is applied to your Accumulated Value, an increase in Accumulated Value may increase the death benefit. However, because the death benefit will never be less than the Face Amount, a decrease in Accumulated Value may decrease the death benefit but never below the Face Amount. The following examples illustrate how the death benefit will be determined:

                                   EXAMPLES

                                                             POLICY A  POLICY B
                                                             --------  --------
      Face Amount........................................... $100,000  $100,000
      Insured's Age.........................................       40        40
      Accumulated Value on Date of Death.................... $ 46,500  $ 34,000
      Specified Percentage..................................      250%      250%

  In Policy A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Accumulated Value at the date of death of $46,500 multiplied by the specified percentage of 250%). Assuming that there is no outstanding Policy Debt, this amount constitutes the death benefit proceeds that would be paid to the Beneficiary.

  In Policy B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Accumulated Value of $34,000 multiplied by the specified percentage of 250%).

  If the death benefit is equal to the Guideline Minimum Death Benefit, we reserve the right to reduce the death benefit by requiring Partial Withdrawals be made in order to maintain the net amount at risk at a level that will not exceed three times the death benefit on the Policy Date.

  The Policy is intended to qualify as a life insurance contract under the Internal Revenue Code for Federal tax purposes, and the death benefit under the Policy is intended to qualify for the income tax exclusion under the Internal Revenue Code. If your Policy is issued in exchange for another life insurance policy that was not a modified endowment contract, then unless otherwise specified by you in writing, it is intended that the Policy will not be treated as a modified endowment contract under the Internal Revenue Code. To these ends, the provisions of the Policy, including any other Rider, Benefit, or endorsement, are to be interpreted to ensure such tax qualification and to prevent the Policy from being treated as a modified endowment contract, notwithstanding any other provisions to the contrary.

  If at any time the premiums paid under your policy exceed the amount allowable for such tax qualification, such excess amount shall be removed from the Policy as of the date of its payment, and any appropriate adjustment in the death benefit shall be made as of such date. The excess amount shall be refunded to you no later than 60 days after the end of the applicable Policy Year. The excess amount removed from the Policy and refunded to you may be adjusted for interest or for changes in Accumulated Value attributable to the excess amount. If for some reason this excess amount is not refunded by then, the death benefit under this Policy shall be increased retroactively and prospectively so that at no time is the death benefit ever less than the amount needed to ensure such tax qualification. To the extent that the death benefit as of any time is increased by this provision, appropriate adjustments shall be made retroactively in any cost of insurance charge or supplemental benefits as of that time that are consistent with such an increase.

  If your Policy is issued in exchange for another life insurance policy that was not a modified endowment contract, then at any time the premiums or other amounts paid under the Policy exceed the limit for avoiding modified endowment contract treatment, and you have not specified in writing that such treatment is acceptable to you, such excess amount shall be removed from the Policy as of the date of its payment, and any appropriate adjustment in the Policy's death benefit shall be made as of such date. This excess amount shall be refunded to you no later than 60 days after the end of the applicable Policy Year. The excess amount removed from the Policy and refunded to you may be adjusted for interest or for changes in Accumulated Value attributable to the excess amount. If this excess amount is not refunded by then, the death benefit under your Policy shall be increased retroactively and prospectively to the minimum amount necessary so that at no time is the death benefit ever less than the amount needed to avoid modified endowment contract treatment. To the extent the death benefit as of any time is increased by this provision, appropriate adjustments shall be made, retroactively or otherwise, in any cost of insurance or supplemental benefits as of that time that are consistent with such an increase.

  All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured (or for a last survivor Policy, the Survivor) dies. Death benefit proceeds may be paid to your Beneficiary in a lump sum or under a payment plan offered by us under the Policy. The plan offers monthly income for the lifetime of the Beneficiary with a minimum period of ten years. The Policy should be consulted for details.

POLICY VALUES

  Accumulated Value

  Your Accumulated Value is the sum of the amounts under your Policy held in each Investment Option, as well as the amount set aside in the Loan Account, including any accrued earned interest to secure any Policy Debt.

  On each Valuation Date, the portion of your Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. On each Monthly Payment Date, a portion of your Accumulated Value allocated to a particular Investment Option also will be adjusted to reflect the assessment of the Monthly Deduction. See "Determination of Accumulated Value". No minimum amount of Accumulated Value is guaranteed. You bear the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

  Cash Surrender Value. The Cash Surrender Value of your Policy equals your Accumulated Value less any Surrender Charge. Once the duration of the surrender charge has expired, your Cash Surrender Value will equal your Accumulated Value.


  Net Cash Surrender Value. The Net Cash Surrender Value is the Cash Surrender Value minus any outstanding Policy Debt. You can surrender your Policy at any time while the Insured (either Insured if this is a last survivor Policy) is living and receive your Net Cash Surrender Value.


DETERMINATION OF ACCUMULATED VALUE

  Although your Policy's death benefit can never be less than the Face Amount for as long as your Policy is in force, your Accumulated Value in the Separate Account will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of additional premiums, the amount of any outstanding Policy Debt, any Partial Withdrawals, and the charges assessed in connection with your Policy.

  The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of each Variable Account will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by a Portfolio.

  Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When you allocate premiums to a Variable Account, your Policy is credited with accumulation units. In addition, other transactions including loans, surrender, partial withdrawals, transfers, and assessment of charges against your Policy affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date at or about 4:00 p.m. Eastern time. The number of units credited will not change because of subsequent changes in unit value.

  The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, and (3) any charges that may be assessed by us for income taxes attributable to the operation of the Variable Account (which are currently not anticipated).

POLICY LOANS

  You may borrow money from us using your Policy as the only security for the loan by submitting a proper written request to our Home Office. We may in our discretion permit loans to be made by telephone if a properly completed Authorization for Telephone Requests has been filed at our Home Office. A loan may be taken any time your Policy is in force. The minimum loan that can be taken at any time is $500, ($200 in Connecticut, $250 in Oregon). The maximum amount that can be borrowed in the first Policy Year is 50% of your Accumulated Value, and thereafter the maximum at any time is the greater of
(1) 100% of your Accumulated Value in the Fixed Account and 90% in the Variable Accounts, and (2) 98% of the excess of the Accumulated Value over twelve times the current monthly deduction. The maximum amount is reduced by any existing Debt and the amount of any Surrender Charge that would be imposed if you surrendered your Policy on the date the loan is taken.

  When you take a loan, an amount equal to the loan is transferred out of your Accumulated Value in the Investment Options into the Loan Account to secure the loan. Unless you request otherwise, loan amounts will be deducted from the Investment Options proportionately.

  The interest rate we charge on loans is 6.00% a year on Policy Debt in the first ten Policy Years and 5.00% thereafter.

  A portion of your Policy Debt may qualify as a Preferred Loan. We charge a lower rate of interest on Preferred Loans. Subject to the limitations described above, the maximum amount available as Preferred Loans is the excess of the Accumulated Value over the premiums paid. We will determine the amount of a loan that is Preferred on the date of the loan, and we will redetermine the total amount of Preferred Loans on each Policy Anniversary. Loan repayments will be considered repayment of Preferred Loans last. We will charge interest on Preferred Loans at an annual rate of 5.25% in the first ten Policy Years, and 4.75% thereafter.

  We will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual rate of 4.5%.

  You may repay all or part of the loan at any time while your Policy is in force. Interest on a loan is accrued daily and is due on each Policy Anniversary for the prior year, or on termination of the Policy. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Investment Options on a proportional basis.

  Unless you request otherwise, any loan repayment will cause an equal amount to be transferred from the Loan Account into the Investment Options in accordance with your current premium allocation instructions. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Investment Options in accordance with your current premium allocation instructions on each Policy Anniversary and on full repayment of your Policy Debt.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the current interest rates of the Fixed Account. Thus, a loan, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, your Policy Debt will be deducted from the amount of the death benefit payable upon the death of the Insured (or the Survivor Insured for a last survivor Policy), the Cash Surrender Value paid upon surrender, or the refund of premium upon exercise of the Free-Look Right.

  A loan may affect the length of time your Policy remains in force. Your Policy will lapse when Debt equals or exceeds your Cash Surrender Value and the minimum payment required is not made during the Grace Period. Moreover, your Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover monthly deductions. Additional payments or repayment of a portion of Debt may be required to keep the Policy in force. See "Lapse".

  A loan is treated as a distribution from a Policy that is a modified endowment contract, and therefore may give rise to taxable income to you. For information on the tax treatment of loans, see "Federal Income Tax Considerations."

DURATION OF CONTRACT

  The Policy does not mature. Coverage under a Policy will remain in effect until the Policy is surrendered; until the death of a single Insured or, for a last survivor Policy, the Survivor; or until the Policy lapses.

SURRENDER

  You may surrender your Policy at any time during the life of the Insured(s). The amount received in the event of a full surrender is your Policy's Net Cash Surrender Value, which is equal to your Accumulated Value less outstanding Policy Debt, and applicable surrender charges. Surrender could give rise to taxable income.

PARTIAL WITHDRAWALS

  Partial withdrawals may be taken beginning on the first Policy Anniversary and thereafter. Under this Benefit, you may withdraw a portion of your Net Cash Surrender Value.

  A partial withdrawal must be for at least $1,000. The amount that can be withdrawn (1) can be no greater than the excess of the Cash Surrender Value prior to the withdrawal over the Policy Debt divided by 90% and (2) is limited so that after the withdrawal, your Net Cash Surrender Value is at least $10,000.

  You may make a partial withdrawal by submitting a proper written request to us. As of the effective date of any withdrawal, your Accumulated Value will be reduced by the amount of the withdrawal and any applicable Surrender Charge. The reduction in Accumulated Value will be allocated proportionately to your Accumulated Value in the Investment Options unless you request otherwise. If the Insured(s) dies after the request for a withdrawal is sent to us and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal.

  Preferred Withdrawal. A Preferred Withdrawal is a portion of the first withdrawal in any Policy Year. This portion is the lesser of the withdrawal and the Free Withdrawal Amount. No Surrender Charge is imposed on Preferred Withdrawals. Amounts in excess of the Free Withdrawal Amount and any subsequent withdrawals in the same Policy Year may be subject to the Surrender Charge. See "Surrender Charge". If there is no Free Withdrawal Amount at the time of the first withdrawal in a Policy Year, the next withdrawal in the same Policy Year will be considered the first.

  When a partial withdrawal is made, the death benefit under the Policy is decreased by an amount proportionate to the reduction in Accumulated Value caused by the partial withdrawal, and the Face Amount may also be reduced. For example, if you withdraw one-half of your Accumulated Value, the death benefit after the withdrawal will be one-half of the death benefit prior to the withdrawal. If the death benefit prior to a partial withdrawal is the Face Amount, the Face Amount will be reduced by the entire amount of the reduction in death benefit. If the death benefit prior to a partial withdrawal is equal to a Policy's Accumulated Value multiplied by the applicable specified percentage, the Face Amount after the withdrawal will be equal to the new death benefit if the new death benefit is less than the Face Amount prior to the withdrawal, and to the prior Face Amount otherwise. However decreases in the Face Amount and death benefit will be limited so that the Policy complies with the definition of life insurance in the IRC without any additional distribution from the Policy at the time of the withdrawal.

  A partial withdrawal is treated as a distribution from the Policy that may give rise to taxable income to you. See "Federal Income Tax Considerations."


RIGHT TO EXAMINE A POLICY--FREE-LOOK RIGHT


  You have a Free-Look Right, under which your Policy may be returned within 10 days after you receive it (15 days in Colorado, 20 days in North Dakota, and 30 days if you are a resident of California and age 60 or older), 10 days after we mail or deliver this notice of right of withdrawal included in this prospectus, or within 45 days after you sign the application for insurance, whichever is later. However, in Pennsylvania, you have a different Free-Look Right, under which your Policy may be returned only within 10 days after you receive it. It can be mailed or delivered to us or our agent. The returned Policy will be treated as if we never issued it and we will promptly refund the full amount of the premium paid. If you have taken a loan during the Free-Look Period, your Policy Debt will be deducted from the amount refunded. Until the Free-Look Transfer Date, premiums will be allocated to the Money Market Variable Account which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Premiums."

LAPSE

  Your Policy will lapse only when your Net Cash Surrender Value is insufficient to cover Policy charges on a Monthly Payment Date, and a Grace Period expires without you making a sufficient payment. You must pay during the Grace Period an amount equal to the amount by which your Cash Surrender Value less Policy Debt is less than zero plus a minimum of three times the full charges and deductions due on the Monthly Payment Date when the insufficiency occurred to avoid termination.

  To avoid potential lapse, you may wish to repay a portion of any Policy Debt. If premium payments have not exceeded the maximum permissible premiums, you may wish to make a premium payment.

  If your Net Cash Surrender Value is insufficient to cover the deductions and charges on a Monthly Payment Date, we will deduct the amount available to pay for any portion of the monthly deductions and charges due. Any remaining Accumulated Value in the Variable Accounts will be transferred to the Money Market Variable Account. We will notify you (and any assignee of record) of the payment required to keep the Policy in force. You will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. Your Policy will remain in force through the Grace Period. Failure to make the required payment will result in termination of coverage under your Policy upon expiration of the Grace Period, and your Policy will lapse with no value. If the required payment is made during the Grace Period, any premium paid and any Accumulated Value in the Money Market Variable Account will be allocated among the Investment Options in accordance with your current premium allocation instructions. Any monthly deductions and charges due will be charged to the Investment Options on a proportionate basis. If the Insured (or Survivor if this is a last survivor Policy) dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and charges due and any Policy Debt.

REINSTATEMENT


  We will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within three years after the end of the Grace Period provided we receive the following: (1) your written application; (2) evidence of insurability satisfactory to us; and (3) payment of all monthly charges and deductions that were due and unpaid during the Grace Period, payment of the amount by which Net Cash Surrender Value was less than zero at the beginning of the Grace Period, and payment of a premium at least equal to three times the most recent monthly deduction.

  When your Policy is reinstated, your Accumulated Value will be equal to your Accumulated Value on the date of the lapse, plus any additional premium subject to the following: If your Policy is reinstated after your first Monthly Payment Date following lapse, your Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If your Policy is reinstated on or before your Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in the Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of your Monthly Payment Date on or next following the date of our approval, and your Accumulated Value minus Policy Debt will be allocated among the Investment Options in accordance with your current premium allocation instructions.

LAST SURVIVOR POLICIES

  Policies are offered that provide insurance protection, either on the life of one Insured or--as a last survivor Policy--on the lives of two Insureds. A last survivor Policy provides a death benefit the proceeds of which are paid on the death of the Survivor Insured. The other significant differences between single Insured and last survivor Policies are listed below:

  1. The cost of insurance charges under last survivor Policies are different in that they are determined in a manner that reflects the anticipated mortality of the two Insureds. See "Charges and Deductions" and the last survivor illustrations in the "Appendix".

  2. In an application for a last survivor Policy, we require evidence of insurability satisfactory to us for both Insureds.

  3. For a last survivor Policy to be reinstated, both Insureds must be alive on the date of reinstatement.

  4. The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to both Insureds.

                            CHARGES AND DEDUCTIONS

LOAD FROM PREMIUMS

  We do not make any deductions from the premium payment before allocating it to your Accumulated Value.

SURRENDER CHARGE

  A Surrender Charge may be assessed upon a surrender or a partial withdrawal within the first nine Policy Years. The Surrender Charge is assessed against the portion of the resulting reduction in Accumulated Value considered to be a return of initial premium. For the purpose of determining the Surrender Charge only, a reduction in Accumulated Value upon a surrender or withdrawal will be deemed to be a distribution of earnings from the available Free Withdrawal Amount, if any, first, a return of initial premium next, then a return of additional premium, and a distribution from remaining earnings last. The available Free Withdrawal Amount is the amount available as a Preferred Withdrawal, if any. The Surrender Charge varies with the Policy Year according to the following schedule:

                                     SURRENDER
      TIME OF WITHDRAWAL              CHARGE
      ------------------             ---------
      Policy Year 1-2                   10%
      Policy Year 3                      9%
      Policy Year 4                      8%
      Policy Year 5                      7%
      Policy Year 6                      6%
      Policy Year 7                      5%
      Policy Year 8                      4%
      Policy Year 9                      3%
      Policy Year 10 and thereafter      0%

  In no event will the Surrender Charges imposed exceed the maximum prescribed by state nonforfeiture laws for life insurance.

  Approximately twenty-five percent of the Surrender Charge is assessed to compensate Pacific Mutual for premium taxes. Approximately seventy-five percent is assessed to compensate Pacific Mutual for sales expenses. The Surrender Charge is not assessed against premiums other than the initial premium.

DEDUCTIONS FROM ACCUMULATED VALUE

  The charges described below are deducted from Accumulated Value on the Policy Date, and on each Monthly Payment date thereafter. Each charge will be assessed to the Fixed Account and to each Variable Account in proportion to the Policy's Accumulated Value in that account, unless you specify otherwise in writing.

  Cost of Insurance. A cost of insurance charge is deducted to compensate us for the anticipated cost of paying death benefits under the Policies. We may use any profit derived from this charge for any lawful purpose including the cost of claims processing and investigation.

  The guaranteed maximum cost of insurance charge will be the net amount at risk under the Policy multiplied by the guaranteed maximum cost of insurance rates shown in your Policy. The net amount at risk is the death benefit less the Accumulated Value. For the purpose of this charge, the death benefit is divided by 1.002466 (a discount factor to account for interest deemed to be earned during the month). Guaranteed maximum cost of insurance rates are based on the Age, sex (where permissible), and underwriting classification of the Insured(s). The cost of insurance rates generally increase with the Age of the Insured(s). If your initial premium was 100% of the Guideline Single Premium we may charge less than the guaranteed maximum cost of insurance charge.

  Administrative Charge. We assess an administrative charge of 0.00025 (0.30% annually) of the Accumulated Value in the Variable Accounts and the Fixed Account for administrative expenses. In addition, if the Accumulated Value is less than $50,000 on any Policy Anniversary Date a $40 fee is charged on that Monthly Payment Date.

  The administrative charge is to cover administrative expenses in connection with the Policies, including expenses of underwriting and issuing the Policy, recordkeeping, determining Policy values and benefits, processing death benefit claims, processing withdrawals and transfers, preparing reports to Policy Owners, and overhead costs. We do not expect to profit from this charge.

  Tax Expense Charge. A charge equal to 0.000333333 (0.40% annually) of the Accumulated Value is assessed to pay applicable state and local premium taxes and federal taxes under Section 848 of the Code. This charge is eliminated after 10 Policy Years. The deduction over 10 Policy Years approximates our average expenses for taxes on premiums. Premium taxes vary from state to state, and in some instances, among municipalities. We do not expect to profit from this charge.

  Mortality and Expense Risk Charges. A charge equal to 0.00075 (0.90% annually) of Accumulated Value in the Variable Accounts and the Fixed Account will be assessed to compensate us for mortality and expense risks assumed. After 10 Policy Years, this charge is reduced to 0.000583333% (0.70% annually).

  This charge is made to compensate us for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. We will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the Surrender Charge.

OTHER CHARGES

  We may charge the Variable Accounts for the federal income taxes incurred by us that are attributable to the Separate Account and its Variable Accounts or to our operations with respect to the Policies. No such charge is currently assessed. See "Charge for Our Income Taxes".

  We will bear the operating expenses of the Separate Account. Each Variable Account available to you purchases shares of the corresponding Portfolio of the underlying Fund. The Fund and each of its Portfolios incur certain charges, including the investment advisory fee, and certain operating expenses. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. The advisory fees and other expenses are more fully described in "Summary of the Policy: Fund Annual Expenses After Expense Limitation" and in the prospectus of the Fund.

GUARANTEE OF CERTAIN CHARGES

  We guarantee that certain charges will not increase, including the guaranteed rates for the cost of insurance, the administrative charge, the tax charge, and the charge for mortality and expense risk.

VARIATIONS IN CHARGES

  We may agree to reduce or waive the Surrender Charge or administrative charges, or other charges, or credit additional amounts under our Policies, in situations where selling and/or maintenance costs associated with the Policies are reduced, such as the sale of several Policies to the same Policyowner(s), sales of large Policies, sales of Policies in connection with a group or sponsored arrangement or mass transactions over multiple Policies.

  In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Policies, for those Policies sold to persons who meet criteria established by us, who may include registered representatives and employees of broker/dealers with a current selling agreement with us and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Policies owned by Eligible Persons if such Policies are purchased directly through Pacific Mutual Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, contract changes and other matters relating to their Policies. The amount credited to Policies owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures.

  We will only reduce or waive such charges or credit additional amounts on any Policy where expenses associated with the sale of the Policy and/or costs associated with administering and maintaining the Policy are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Policies.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income or other tax considerations which may be involved in the purchase or ownership of the Policy.

  While we believe that the Policy meets the statutory definition of life insurance under Section 7702 of the Internal Revenue Code ("IRC") and hence will receive federal income tax treatment consistent with that of traditional fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of substandard risk Policies). We reserve the right to make changes to the Policy if changes are deemed appropriate by us to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

  The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under IRC Section 101(a)(1) for purposes of the regular federal income tax and you generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under your Policy until a full or partial surrender thereof, or lapse of your Policy, or until receipt of deemed distributions (including, in the case of a modified endowment contract, policy loans). PROSPECTIVE OWNERS THAT INTEND TO USE POLICIES TO FUND DEFERRED COMPENSATION ARRANGEMENTS FOR THEIR EMPLOYEES ARE URGED TO CONSULT THEIR TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF SUCH ARRANGEMENTS. PROSPECTIVE CORPORATE OWNERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE TREATMENT OF LIFE INSURANCE IN THEIR PARTICULAR CIRCUMSTANCES FOR PURPOSES OF THE ALTERNATIVE MINIMUM TAX APPLICABLE TO CORPORATIONS AND THE ENVIRONMENTAL TAX UNDER IRC SECTION 59A. Changing the Policy Owner may also have tax consequences. Exchanging a Policy for another involving the same Insured generally will not result in the recognition of gain or loss according to IRC Section 1035(a). Changing the Insured under a Policy will, however, not be treated as a tax-free exchange under IRC Section 1035, but rather as a taxable exchange.

  Diversification Requirements. To comply with regulations under Section 817(h) of the IRC, each Portfolio of the Fund will be required to diversify its investments. For details on these diversification requirements, see "What is the Federal Income Tax Status of the Fund" in the Fund's prospectus.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Policy Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under your Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy Values. These differences could result in you being treated as the owner of your Policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your Policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

  Modified Endowment Contracts. IRC Section 7702A defines a class of insurance contracts referred to as modified endowment contracts. Under this provision, the Policies will be treated for federal tax purposes in one of two ways. It is expected that most of the Policies will be modified endowment contracts.

  A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premium" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years; and $3,000 through the first three years, etc.

  Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender of your Policy, you would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Debt exceeds the investment in your Policy (usually the premiums paid plus pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon partial withdrawals and Policy loans, you would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on your Policy. The amount allocated to income is the amount by which the Accumulated Value of your Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including Pacific Mutual, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

  If you assign or pledge (or agree to assign or pledge) any portion of the value of a modified endowment contract, such amount or portion generally will be treated as a pre-death distribution.

  The portion of pre-death distributions that are treated as taxable income will also be subject to an additional income tax of 10%, except where the distribution (1) occurs on or after the date on which the taxpayer attains age 59 1/2, (2) is attributable to the taxpayer becoming disabled, or (3) occurs as part of a series of substantially equal (annual or more frequent) periodic payments made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

  With respect to Policy loans, it is unclear whether interest paid (or accrued by an accrual basis taxpayer) constitutes interest for federal income tax purposes. CONSULT YOUR TAX ADVISOR. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Policies That Are Not Modified Endowment Contracts. Policies entered into before June 21, 1988, may not be subject to treatment as modified endowment contracts even though they fail to meet the seven-pay premium test provided that such Policies do not experience a "material change." The definition of "material change" is complex, but, in general, if you do not pay any further premium or institute any changes to the death benefits, there will be no material change. In this connection, an additional premium payment necessary to keep your

Policy in force should not constitute a material change so long as the death benefit under the Policy does not increase. If a Policy that was not a modified endowment contract becomes one, under Treasury Department regulations which may be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test will be treated as pre-death distributions from a modified endowment contract (and, therefore, will be taxable as described above) even though, at the time of the distribution(s), the Policy was not yet a modified endowment contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

  Pre-death distributions from Policies that are not modified endowment contracts may also give rise to taxable income. Upon full surrender or maturity of your Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Debt over the cost basis under your Policy will be treated as ordinary income for federal income tax purposes. Your Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in partial withdrawals. Under IRC
Section 7702 , if a partial withdrawal is accompanied by a reduction in benefits under a life insurance contract, special rules apply to determine whether part or all of the cash received is paid out of the income of the contract and is taxable. Cash distributed to you on partial withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to you to the extent that it exceeds the cost basis under your Policy.

  We also believe that loans received under Policies that are not modified endowment contracts will be treated as Debt of the Owner, and that no part of any loan under the Policy will constitute income to you unless your Policy is surrendered or lapses. However, interest on Policy Debt paid (or accrued by an accrual basis taxpayer) may be deductible. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Last Survivor Policies. While we believe that last survivor Policies meet the statutory definition of life insurance under IRC Section 7702 and hence will receive federal income tax treatment consistent with that of traditional fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies. We reserve the right to make changes to the last survivor Policy if changes are deemed appropriate by us to attempt to assure qualification of the last survivor Policy as a life insurance contract. If a last survivor Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance, including the excludability of the death benefit from the gross income of the Beneficiary.

  Other. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. These calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges. While we believe under IRS pronouncements currently in effect, that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements, complete assurance cannot be given that the IRS would necessarily agree. It is possible that future regulations will contain standards that would require us to modify our mortality charges used for the purpose of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and we reserve the right to make any such modifications.

  Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

  FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX
CONSIDERATIONS, A QUALIFIED TAX ADVISER SHOULD BE CONSULTED.

  Accelerated Living Benefits. An Accelerated Living Benefit Rider is available in connection with the Policy. Benefits under the Accelerated Living Benefit Rider may be taxable. The IRS has issued proposed regulations and is expected to issue final regulations in the near future under which accelerated living benefits that meet the requirements set forth in the regulations can be received without incurring a federal income tax. The precise requirements which will be incorporated in the final regulations are not known.

  In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. The IRS regulations mentioned above are expected to set forth the requirements under which a policy with an accelerated living benefits rider will be deemed to meet the definitional requirements of a life insurance contract. We reserve the right to (but are not obligated to) modify the Rider to conform with requirements under the final regulations. OWNERS CONSIDERING ADDING AN ACCELERATED LIVING BENEFIT RIDER OR EXERCISING RIGHTS UNDER THE RIDER SHOULD FIRST CONSULT A QUALIFIED TAX ADVISOR.

  WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR OUR INCOME TAXES

  For federal income tax purposes, variable life insurance generally is treated in a manner consistent with traditional fixed life insurance. We will review the question of a charge to the Separate Account or the Policy for our federal income taxes periodically . A charge may be made for any federal income taxes incurred by us that are attributable to the Separate Account or to our operations with respect to the Policy. Charges might become necessary if our tax treatment is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

  In accordance with our view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940 or by the fund. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that it is permitted to vote the shares of the Fund in its own right, we may elect to do so.

  You are the person having the voting interest under a Policy. Unless otherwise required by applicable law, the number of votes as to which you will have the right to instruct will be determined by dividing your Accumulated Value in a Variable Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional votes will be counted. The number of votes as to which you will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

  If there are shares of a Portfolio held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the voting instructions for all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account and/or if any of our non-insurance subsidiaries holds shares of a Portfolio, such shares will be voted in the same proportion as other votes cast by all of our separate accounts in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on us. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

CONFIRMATION STATEMENTS AND OTHER REPORTS TO OWNERS

  We will send you confirmations for premium payments and transfers, loans, loan repayments, loan interest transfers, partial withdrawals, a surrender, and on payment of any death benefit proceeds. Confirmation of scheduled transactions under Dollar Cost Averaging, portfolio rebalancing, and monthly deductions will appear on your quarterly statement.

  A statement will be sent quarterly to you setting forth a summary of the transactions which occurred during the quarter, indicating the death benefit, Accumulated Value, Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Investment Options and any other information required by law.

  You will also be sent annual financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS

  We reserve the right, subject to compliance with the laws as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Policies, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future, under the Policies.

  Where required, we will not substitute any shares attributable to your interest in a Variable Account or the Separate Account without notice, your approval, or prior approval of the SEC and without following the filing or other procedures established by applicable state insurance regulators.

  We also reserve the right to establish additional Variable Accounts which may include additional subaccounts of the Separate Account to serve as investment options under the Policies which may be managed separate accounts or may invest in a new Portfolio of the Fund, or in shares of another investment company, a portfolio thereof, or suitable investment vehicle with a specified investment objective. New Variable Accounts may be established when, at our sole discretion, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policy Owners on a basis to be determined by us. We may also eliminate one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant. We may also terminate and liquidate any Variable Account.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW

  We reserve the right to make any changes without your consent to the provisions of the Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to, requirements for life insurance contracts and modified endowment contracts under the IRC, under regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts or the Fund may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policy Owner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in a Policy Owner's death benefit. Performance quotations may be expressed as a change in a Policy Owner's Accumulated Value over time or in terms of the average annual compounded rate of return on the Policy Owner's Accumulated Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one year or from the commencement of operation of the Variable Account. If a Portfolio has been in existence for a longer period of time than its corresponding Variable Account, we may also present hypothetical returns that the Variable Account would have achieved had it invested in its corresponding Portfolio for periods through the commencement of operation of the Portfolio. For the period that a particular Variable Account has been in existence, the performance will be actual performance and not hypothetical in nature. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The cost of insurance charge varies according to the Insured (or joint Insureds if a last survivor Policy), and therefore the cost of insurance charge reflected in performance for the hypothetical Policy is based on the hypothetical Insured (or joint Insureds) assumed. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming a surrender at the end of the particular period, although other quotations may simultaneously be given that do no assume a surrender and do not take into account deduction of the surrender charge or other charges.

  Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policy Owners to: (i) other variable life separate accounts, mutual funds, or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain our rating or a rating of our claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  Performance information for any Variable Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

                               THE FIXED ACCOUNT

  You may allocate all or a portion of your premium payments and transfer Accumulated Value to our Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION

  Amounts allocated to the Fixed Account become part of our General Account, which consists of all assets owned by us other than those in the Separate Account and other separate accounts of ours. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

  You may elect to allocate premium payments to the Fixed Account, the Variable Account, or both. You may also transfer Accumulated Value from the Variable Accounts to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. We guarantee that the Accumulated Value in the Fixed Account will be credited with interest at a rate of 0.24663% per month, compounded monthly, for an effective annual rate of 3%. Such interest will be paid regardless of the actual investment experience for the Fixed Account. In addition, we may in our sole discretion pay current interest in excess of the 3% guarantee. The initial rate of interest, or 6% if less, will be guaranteed until the first Policy Anniversary. Current interest rates will be effected thereafter on each Policy Anniversary. Once declared for a Policy on a Policy's Anniversary, the current rates are guaranteed for one year until the next Policy Anniversary. The portion of your Accumulated Value in the Loan Account that is used to secure Policy Debt will be credited with interest at a rate of 0.36748% per month, compounded monthly, for an effective annual rate of 4.5%.

  We bear the full investment risk for the Accumulated Value allocated to the Fixed Account.

  The death benefit under the Policy will be determined in the same fashion for an Owner who has Accumulated Value in the Fixed Account as for an Owner who has Accumulated Value in the Variable Accounts.

  The Surrender Charge and the Policy charges, cost of insurance, administrative, tax, and mortality and expense risk, will be the same whether you transfer Accumulated Value to the Fixed Account or to the Variable Accounts. The administrative charges and mortality and expense risk charges will not be assessed against the Loan Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent the Accumulated Value is allocated to the Fixed Account; however, to such extent, you will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. No transfer may be made if the Policy is in the grace period and the required premium has not been paid. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any twelve month period. Further, you may not transfer more than the greater of 25% of your Accumulated Value in the Fixed Account or $5,000 in any year. Currently there is no charge imposed upon transfers; however, we reserve the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. Transfers from the Variable Accounts to the Fixed Account may only be made in the Policy Month preceding a Policy Anniversary, except that you may make such a transfer at any time during the first 18 Policy Months.

  You may also make full surrenders and partial withdrawals from the Fixed Account to the same extent as an Owner who has invested in the Variable Accounts. See "Surrender"and "Partial Withdrawals". In addition, to the same extent as Policy Owners with Accumulated Value in the Variable Accounts, you may obtain a Policy Loan and borrow up to 100% of your Accumulated Value in the Fixed Account (50% in the first Policy Year) less Policy Debt. See "Policy Loans". Transfers, surrenders, and withdrawals payable from the Fixed Account, and the payment of Policy loans allocated to the Fixed Account may be delayed for up to six months.

                             MORE ABOUT THE POLICY

OWNERSHIP

  The Policy Owner is the individual named as such in the application or in any later change shown in our records. While the Insured is living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or we allow.

  Joint Owners. If more than one person is named as Policy Owner, they are joint Owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint Owner dies, ownership passes to the surviving joint Owner(s). When the last joint Owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Insured (or either Insured, if this is a last survivor Policy) by written request on forms provided by us, which must be received by us at our Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. You may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured (or Survivor, if this is a last survivor Policy), you are the Beneficiary, if living; otherwise your estate is the Beneficiary.

  We will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's (or Survivor's, if this is a last survivor Policy) death, the Beneficiary must be living at the time of the Insured's (or Survivor's) death.

THE CONTRACT

  The Policy is a contract between you and us. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, any Riders and Benefits and all additional Policy information sections (specification pages) added to the Policy.

PAYMENTS

  We ordinarily will pay death benefit proceeds, Net Cash Surrender Value on surrender, partial withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after we receive all the information needed to process a payment or transfer or, if sooner, other period required by law.

  However, we can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

  . The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

  . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of a Variable Account's net assets; or

  . The SEC by order permits postponement for the protection of Policy Owners.

ASSIGNMENT

  You may assign a Policy as collateral security for a loan or other obligation. No assignment will bind us unless the original, or a copy, is received and recorded by our Home Office. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or Rider, Benefit, and Endorsement, will be subject to the assignment. We will rely solely on the assignee's statement as to the amount of the assignee's interest. We will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. See "Federal Income Tax Considerations".

ERRORS ON THE APPLICATION

  If the Age of an Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the original initial premium, using the Guideline Single Premium at issue for the correct Age and the original elected percent of the Guideline Single Premium, or the death benefit derived by multiplying Accumulated Value by the specified percentage for the correct Age.

INCONTESTABILITY

  We may contest the validity of this Policy if any material misstatements are made in the application. However, your Policy will be incontestable after the expiration of the following: the initial Face Amount cannot be contested with respect to an Insured after the Policy has been in force during that Insured's lifetime for two years from the Policy Date; and reinstatement cannot be contested after it has been in force during an Insured's lifetime for two years from the date of reinstatement.

PAYMENT IN CASE OF SUICIDE

  If the Insured (or either Insured, if this is a last survivor Policy) dies by suicide, while sane or insane, within two years from the Policy Date, we will limit the death benefit proceeds to the premium payments less any Policy Debt and less the amount of any partial withdrawals.

DIVIDENDS

  The current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

POLICY ILLUSTRATIONS

  Upon request, we will send you an illustration of estimated future benefits under your Policy based on both guaranteed and current cost factor assumptions. However, we reserve the right to charge a $25 fee for requests for illustrations in excess of one per Policy Year.

PAYMENT PLAN

  Surrender or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by us from time to time. This benefit is not available if the income would be less than $100 a month. Surrender, withdrawal, or death benefit proceeds may be used to purchase any other Payment Plan that we make available at that time.

OPTIONAL INSURANCE BENEFITS AND OTHER POLICIES

  Subject to certain requirements, you may elect to add an Accelerated Living Benefit Rider at any time while this Policy is in force. This Rider provides Policy Owner access to a portion of the Policy's proceeds if the Insured (or the Survivor Insured in the case of a last survivor Policy) has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or such other period that may be required by state insurance authorities). We offer other variable life insurance policies that provide insurance protection on the lives of two insureds or on the life of a single insured, whose loads and charges may vary. An insurance agent authorized to sell the Policy can describe other policies further.

LIFE INSURANCE RETIREMENT PLANS

  Any Policy Owners or applicants who wish to consider using the Policy as a funding vehicle for (non-qualified) retirement purposes may obtain additional information from us. An Owner could pay premiums under a Policy for a number of years, and upon retirement could utilize a Policy's loan and partial withdrawal features to access Accumulated Value as a source of retirement income for a period of time. This use of a Policy does not alter an Owner's rights or our obligations under a Policy; the Policy would remain a life insurance contract that, so long as it remains in force, provides for a death benefit payable when the Survivor dies.

  Ledger illustrations are available upon request that portray how the Policy can be used as a funding mechanism for (non-qualified) retirement plans, referred to herein as "life insurance retirement plans," for individuals. Ledger illustrations provided upon request show the effect on Accumulated Value, Net Cash Surrender Value, and the net death benefit of premiums paid under a Policy and Partial Withdrawals and loans taken for retirement income; or reflecting allocation of premiums to specified Variable Accounts. This information will be portrayed at hypothetical rates of return that are requested. Charts and graphs presenting the results of the ledger comparisons or a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding ledger illustration; ledger illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

  The hypothetical rates of return in ledger illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the ledger illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

RISKS OF LIFE INSURANCE RETIREMENT PLANS

  Using the Policy as a funding vehicle for retirement income purposes presents several risks, including the risk that if the Policy is insufficiently funded in relation to the income stream from the Policy, the Policy can lapse prematurely and result in significant income tax liability to the Owner in the year in which the lapse occurs. Other risks associated with borrowing from the Policy also apply. Loans will be automatically repaid from the gross death benefit at the death of the Survivor, resulting in the estimated payment to the Beneficiary of the net death benefit, which will be less than the gross death benefit and may be less than the Face Amount. Upon surrender, the loan will be automatically repaid, resulting in the payment to you of the Net Cash Surrender Value. Similarly, upon lapse, the loan will be automatically repaid. The automatic repayment of the loan upon lapse or surrender will cause the recognition of taxable income to the extent that Net Cash Surrender Value plus the amount of the repaid loan exceeds your basis in the Policy. Thus, under certain circumstances, surrender or lapse of the Policy could result in tax liability to you. In addition, to reinstate a lapsed Policy, you would be required to make certain payments as described under "Reinstatement". Thus, you should be careful to fashion a life insurance plan so that the Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from your Policy.

  The Policy will lapse if your Net Cash Surrender Value less Policy Debt is insufficient to cover the current monthly deduction on any Monthly Payment Date, and a grace period expires without your making a sufficient payment. To avoid lapse of your Policy, it is important to fashion a payment stream that does not leave your Policy with insufficient Accumulated Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Accumulated Value that should remain in your Policy upon its maturity. Poor investment performance can contribute to the risk that your Policy may lapse. In addition, the cost of insurance generally increases with the Age of the Insured, which can further erode existing Accumulated Value and contribute to the risk of lapse.

  Further, interest on a Policy loan is due to us for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding Policy Debt, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds your basis in the Policy, the amounts attributable to interest due on the loans can add to your federal (and possibly state) income tax liability.

  You should consult with your attorney and financial advisers in designing a life insurance retirement plan that is suitable. Further, you should continue to monitor the Accumulated Value net of loans remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, you should consult your periodic statements to determine the amount of their remaining Accumulated Value minus the outstanding loan balance. Illustrations showing the effect of charges under the Policy upon existing Accumulated Value or the effect of future withdrawals or loans upon the Policy's Accumulated Value and death benefit are available from your agent. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

  Because of the potential risks associated with borrowing from a Policy, use of the Policy in connection with a life insurance retirement plan may not be suitable for all Policy Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream.

DISTRIBUTION OF THE POLICY

  PMD is principal underwriter (distributor) of the Policies. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PMD for acting as principal underwriter under a Distribution Agreement. PMD is a wholly-owned subsidiary of ours. PMD's principal business address is 700 Newport Center Drive, Newport Beach, California 92660.

  We and PMD have sales agreements with various broker-dealers under which the Policy will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance. The broker-dealers are required to be registered with the SEC and members of the NASD. We pay compensation directly to broker-dealers for promotion and sales of the Policy. The compensation payable to a broker-dealer by Pacific Mutual and PMD for sales of the product may vary with the Sales Agreement, but is not expected to exceed 6.75% of the initial premium payment. Broker-dealers may also receive an annual renewal compensation of approximately 0.25% of Accumulated Value less Policy Debt. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with whom they are affiliated for selling our Policies. Compensation arrangements vary among broker-dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise and may elect to receive compensation on a deferred basis. We make no separate deductions, other than as previously described, from premiums to pay sales commissions or sales expenses.

                           MORE ABOUT PACIFIC MUTUAL

MANAGEMENT

  Our directors and officers are listed below together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Pacific Mutual Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

     NAME AND POSITION             PRINCIPAL OCCUPATION LAST FIVE YEARS
     -----------------             ------------------------------------
 Thomas C. Sutton          Director, Chairman of the Board and Chief Executive
 Director, Chairman of the Officer of Pacific Mutual Life; Equity Board Member
 Board and Chief Executive of PIMCO Advisors L.P.; Director of: Newhall Land &
 Officer                   Farming; The Irvine Company; The Edison Company;
                           Pacific Corinthian Life Insurance Company; similar
                           positions with other subsidiaries of Pacific Mutual
                           Life.
 Glenn S. Schafer          Director and President of Pacific Mutual Life,
 Director and President    January 1995 to present; Executive Vice President
                           and Chief Financial Officer of Pacific Mutual Life,
                           March 1991 to January 1995; Equity Board Member of
                           PIMCO Advisors L.P.; Director of Pacific Corinthian
                           Life Insurance Company; similar positions with other
                           subsidiaries of Pacific Mutual Life.
 Richard M. Ferry          Director of Pacific Mutual Life; President, Director
 Director                  and Chairman of Korn/Ferry International; Director
                           of: Avery Dennison Corporation; ConAm Management;
                           First Business Bank; Mullin Consulting, Inc.;
                           Northwestern Restaurants, Inc.; Dole Food Co.
                           Address: 1800 Century Park East, Suite 900, Los
                           Angeles, California 90067.
 Donald E. Guinn           Director of Pacific Mutual Life; Chairman Emeritus
 Director                  and Director of Pacific Telesis Group; Director of:
                           The Dial Corp.; Bank of America NT & SA; BankAmerica
                           Corporation. Address: Pacific Telesis Center, 130
                           Kearny Street, Room 3704, San Francisco, California
                           94108-4818.
 Ignacio E. Lozano, Jr.    Director of Pacific Mutual Life; Chairman and former
 Director                  Editor-in-Chief of La Opinion; Director of:
                           BankAmerica Corporation; Bank of America NT&SA; The
                           Walt Disney Company; Pacific Enterprises. Address:
                           411 West Fifth Street, 12th Floor, Los Angeles,
                           California 90013.
 Charles A. Lynch          Director of Pacific Mutual Life; Chairman and Former
 Director                  Chief Executive Officer of Fresh Choice, Inc.;
                           Director of: Nordstrom, Inc.; PST Vans, Inc.; SRI
                           International, Inc.; Age Wave; Bojangles
                           Acquisitions Corp.; Cucina Holdings, Inc.; KRh'
                           Thermal Systems; La Salsa Restaurants; Mid Peninsula
                           Bank; Chairman of Market Value Partners Company.
                           Address: 2901 Tasman Drive, Suite 109, Santa Clara,
                           California 95054-1169.
 Dr. Allen W. Mathies, Jr. Director of Pacific Mutual Life; Director and
 Director                  President Emeritus of Huntington Memorial Hospital;
                           Director of Occidental College; former President and
                           Chief Executive Officer of Huntington Memorial
                           Hospital. Address: 314 Arroyo Drive, South Pasadena,
                           CA 91030.
 Charles D. Miller         Director of Pacific Mutual Life; Director, Chairman,
 Director                  and Chief Executive Officer of Avery Dennison
                           Corporation; Director of: Great Western Financial
                           Corporation; Korn/Ferry International; Nationwide
                           Health Properties, Inc.; Edison International.
                           Address: 150 North Orange Grove Boulevard, Pasadena,
                           California 91103.

    NAME AND POSITION              PRINCIPAL OCCUPATION LAST FIVE YEARS
    -----------------              ------------------------------------
 Donn B. Miller           Director of Pacific Mutual Life; President and Chief
 Director                 Executive Officer of Pearson-Sibert Oil Co. of Texas;
                          Director of: The Irvine Company; Automobile Club of
                          Southern California; St. John's Hospital & Health
                          Center Foundation; former Senior Partner with the law
                          firm of O'Melveny & Meyers. Address: 136 El Camino,
                          Suite 216, Beverly Hills, California 90212.
 Jacqueline C. Morby      Director of Pacific Mutual Life, February 1996 to
 Director                 present; Managing Director and former Partner of TA
                          Associates, Inc.; Director of Ontrack Data
                          International; ANSYS, Inc.; Pivot Point, Inc.; R & D
                          Systems, Inc.; Axent Technologies Inc. Address:
                          116 Woodland Road, Pittsburgh, Pennsylvania 15232
 J. Fernando Niebla       Director of Pacific Mutual Life, May 1995 to present;
 Director                 Vice Chairman and Director of Pacer Infotec, Inc.;
                          Director, Chairman and Chief Executive Officer of
                          Infotec Commercial Systems, formerly Infotec
                          Development, Inc.; Director of: Bank of California.
                          Address: 3611 South Harbor Boulevard, Suite 260,
                          Santa Ana, CA 92704.
 Susan Westerberg Prager  Director of Pacific Mutual Life; Dean of the UCLA
 Director                 School of Law at the University of California at Los
                          Angeles; Director of Lucille Salter Packard
                          Children's Hospital of Stanford. Address: 405 Hilgard
                          Avenue, Room 3374, Los Angeles, California 90095-
                          1476.
 Richard M. Rosenberg     Director of Pacific Mutual Life, November 1995 to
 Director                 present; Director, Chairman and Chief Executive
                          Officer (Retired) of BankAmerica Corporation;
                          Director of: Airborne Express Corporation; K-
                          2 Incorporated; Northrop Grumman Corporation;
                          Potlatch Corporation; Pacific Telesis Group. Address:
                          555 California Street, 11th Floor, San Francisco,
                          California 94104.
 James R. Ukropina        Director of Pacific Mutual Life; Partner with the law
 Director                 firm of O'Melveny & Meyers; former Chairman and Chief
                          Executive Officer of Pacific Enterprises; Director of
                          Lockheed Martin Corporation; Trustee of Stanford
                          University. Address: 400 S. Hope Street, 16th Floor,
                          Los Angeles, California 90071-2899.
 Raymond L. Watson        Director of Pacific Mutual Life; Vice Chairman and
 Director                 Director of The Irvine Company; Director of: The Walt
                          Disney Company; The Mitchell Energy and Development
                          Company and The Tejon Ranch. Address: 550 Newport
                          Center Drive, 9th Floor, Newport Beach, California
                          92660.
 Lynn C. Miller           Executive Vice President, Individual Insurance, of
 Executive Vice President Pacific Mutual Life, January 1995 to present; Senior
                          Vice President, Individual Insurance of Pacific
                          Mutual Life 1989 to 1995.
 David R. Carmichael      Senior Vice President and General Counsel of Pacific
 Senior Vice President    Mutual Life; Director of: Pacific Corinthian Life
 and General Counsel      Insurance Company; PM Group Life Insurance Company.
 Audrey L. Milfs          Vice President and Corporate Secretary of Pacific
 Vice President and       Mutual Life; Secretary to other subsidiaries of
 Corporate Secretary      Pacific Mutual Life.
 Edward R. Byrd           Vice President and Controller of Pacific Mutual Life,
 Vice President and       August 1992 to present; Vice President, Corporate
 Controller               Audit and Financial Planning of Pacific Mutual Life,
                          November 1991 to August 1992.
 Khanh T. Tran            Senior Vice President and Chief Financial Officer of
 Senior Vice President    Pacific Mutual Life, June 1996 to present; Vice
 and Chief Financial      President and Treasurer of Pacific Mutual Life,
 Officer                  November 1991 to June 1996; Chief Financial Officer
                          to other subsidiaries of Pacific Mutual Life.

  No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by us or any of our affiliates to any person listed for services rendered to the Separate Account.

STATE REGULATION

  We are subject to the laws of the state of California governing insurance companies and to regulation by the Commissioner of Insurance of California. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

TELEPHONE TRANSFER AND LOAN PRIVILEGES

  You may request a transfer of Accumulated Value or a Policy Loan by telephone if a properly completed Authorization for Telephone Requests ("Telephone Authorization") has been filed at our Home Office. All or part of any telephone conversation with respect to transfer or loan instructions may be recorded by us. Telephone instructions received by us by 1:00 P.M. Pacific time, or the close of the New York Stock Exchange, if earlier, on any Valuation Date will be effected as of the end of that Valuation Date in accordance with your instructions (presuming that the Free-Look Period has expired). We reserve the right to deny any telephone transfer or loan request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers and loans by telephone and would have to submit written requests.

  We have established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by us, and we will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon your submission of a Telephone Authorization, you authorize us to accept and act upon telephonic instructions for transfers or loans involving your Policy, and agree that neither we, any of our affiliates, Pacific Select Fund, nor any of our or their directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorneys fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by us to be genuine, provided that we have complied with our procedures. As a result of this policy on telephonic requests, you will bear the risk of loss arising from the telephone transfer and loan privileges.

LEGAL PROCEEDINGS

  There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

  Legal matters in connection with the issue and sale of the Policies described in this Prospectus and our organization, our authority to issue the Policies under California law, and the validity of the forms of the Policies under California law have been passed on by our General Counsel.

  Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads.

REGISTRATION STATEMENT

  A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT AUDITORS

  The audited consolidated financial statements for Pacific Mutual Life as of December 31, 1996 and 1995 and for the three years ended December 31, 1996 and the audited financial statements for Pacific Select Exec Separate Account as of December 31, 1996 and for the two years ended December 31, 1996 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as indicated in their report appearing herein, and have been so included in reliance upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

  The audited financial statements of Pacific Select Exec Separate Account as of December 31, 1996 and for the two years then ended are set forth herein, starting on page 39. The audited consolidated financial statements of Pacific Mutual Life as of December 31, 1996 and 1995 and for the three years ended December 31, 1996 are set forth herein starting on page 51.

  The financial statements of Pacific Mutual Life should be distinguished from the financial statements of the Pacific Select Exec Separate Account and should be considered only as bearing upon ability of Pacific Mutual Life to meet its obligations under the Policies.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the Pacific Select Exec Separate Account (comprised of the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity Index, International, Emerging Markets, Variable Account I, Variable Account II, Variable Account III, and Variable Account IV Variable Accounts) as of December 31, 1996 and the related statement of operations for the year then ended and statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting the Pacific Select Exec Separate Account as of December 31, 1996 and the results of their operations for the year then ended and the changes in their net assets for each of the two years then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 14, 1997

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996
(IN THOUSANDS)

                                    HIGH
                          MONEY    YIELD   MANAGED  GOVERNMENT          AGGRESSIVE  GROWTH
                          MARKET    BOND     BOND   SECURITIES  GROWTH    EQUITY      LT
                         VARIABLE VARIABLE VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE
                         ACCOUNT  ACCOUNT  ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
                         -------- -------- -------- ---------- -------- ---------- --------
ASSETS
Investments:
 Money Market Portfolio
 (2,731 shares; cost
 $27,433)............... $ 27,430
 High Yield Bond
 Portfolio (2,609
 shares; cost $25,201)..          $ 25,937
 Managed Bond Portfolio
 (6,420 shares; cost
 $67,913)...............                   $ 69,000
 Government Securities
 Portfolio (754 shares;
 cost $7,723)...........                             $  7,830
 Growth Portfolio (5,590
 shares; cost $98,748)..                                       $119,910
 Aggressive Equity
 Portfolio (309 shares;
 cost $3,264)...........                                                 $  3,331
 Growth LT Portfolio
 (5,399 shares; cost
 $79,297)...............                                                           $ 89,067
 Equity Income Portfolio
 (4,199 shares; cost
 $71,762)...............
Receivables:
 Due from Pacific Mutual
 Life Insurance Company.       94       55       46        51       130
 Fund shares redeemed...                                                        3        20
                         -------- -------- --------  --------  --------  --------  --------
TOTAL ASSETS............   27,524   25,992   69,046     7,881   120,040     3,334    89,087
                         -------- -------- --------  --------  --------  --------  --------
LIABILITIES
Payables:
 Due to Pacific Mutual
 Life Insurance Company.                                                        3        20
 Fund shares purchased..       99       55       46        51       130
                         -------- -------- --------  --------  --------  --------  --------
TOTAL LIABILITIES.......       99       55       46        51       130         3        20
                         -------- -------- --------  --------  --------  --------  --------
NET ASSETS.............. $ 27,425 $ 25,937 $ 69,000  $  7,830  $119,910  $  3,331  $ 89,067
                         ======== ======== ========  ========  ========  ========  ========

See Notes to Financial Statements.

      EQUITY
      INCOME
     VARIABLE
     ACCOUNT
     --------
     $85,860
          57
     -------
      85,917
     -------
          57
     -------
          57
     -------
     $85,860
     =======

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS & LIABILITIES (CONTINUED)
DECEMBER 31, 1996
(IN THOUSANDS)

                          MULTI-    EQUITY    INTER-   EMERGING
                         STRATEGY    INDEX   NATIONAL   MARKETS
                         VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE   VARIABLE   VARIABLE    VARIABLE
                          ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT  ACCOUNT I ACCOUNT II ACCOUNT III ACCOUNT IV
                         --------- --------- --------- --------- --------- ---------- ----------- ----------
ASSETS
Investments:
 Multi-Strategy
  Portfolio (5,365
  shares; cost $71,200). $  79,132
 Equity Index Portfolio
  (6,132 shares; cost
  $99,779)..............           $ 125,197
 International Portfolio
  (6,328 shares; cost
  $83,435)..............                     $  97,439
 Emerging Markets
  Portfolio (339 shares;
  cost $3,318)..........                               $   3,279
 Edinburgh Overseas
  Equity Portfolio (8
  shares; cost $77).....                                         $      77
 Turner Core Growth
  Portfolio (14 shares;
  cost $177)............                                                   $     167
 Frontier Capital
  Appreciation Portfolio
  (42 shares; cost
  $527).................                                                               $     522
 Enhanced U.S. Equity
  Portfolio (34 shares,
  cost $416)............                                                                          $     397
Receivables:
 Due from Pacific Mutual
  Life Insurance
  Company...............        64        45        95        19
 Dividends..............                                                           6          21         18
                         --------- --------- --------- --------- --------- ---------   ---------  ---------
TOTAL ASSETS............    79,196   125,242    97,534     3,298        77       173         543        415
                         --------- --------- --------- --------- --------- ---------   ---------  ---------
LIABILITIES
Payables:
 Fund shares purchased..        64        45        95        19
                         --------- --------- --------- --------- --------- ---------   ---------  ---------
TOTAL LIABILITIES.......        64        45        95        19
                         --------- --------- --------- --------- --------- ---------   ---------  ---------
NET ASSETS.............. $  79,132 $ 125,197 $  97,439 $   3,279 $      77 $     173   $     543  $     415
                         ========= ========= ========= ========= ========= =========   =========  =========

See Notes to Financial Statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                    HIGH
                          MONEY    YIELD   MANAGED   GOVERNMENT          AGGRESSIVE  GROWTH
                          MARKET    BOND     BOND    SECURITIES  GROWTH    EQUITY      LT
                         VARIABLE VARIABLE VARIABLE   VARIABLE  VARIABLE  VARIABLE  VARIABLE
                         ACCOUNT  ACCOUNT  ACCOUNT    ACCOUNT   ACCOUNT  ACCOUNT(1) ACCOUNT
                         -------- -------- --------  ---------- -------- ---------- --------
INVESTMENT INCOME
 Dividends.............. $ 1,359  $ 1,753  $ 4,145    $   490   $ 6,582   $     2   $   608
                         -------  -------  -------    -------   -------   -------   -------
NET INVESTMENT INCOME...   1,359    1,753    4,145        490     6,582         2       608
                         -------  -------  -------    -------   -------   -------   -------
REALIZED AND UNREALIZED
GAIN (LOSS)
ON INVESTMENTS
 Net realized gain
 (loss) from security
 transactions...........      13      300     (203)        62     2,826      (958)    4,372
 Net unrealized
 appreciation
 (depreciation) on
 investments............      58      144     (914)      (316)   12,466        67     5,509
                         -------  -------  -------    -------   -------   -------   -------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS..........      71      444   (1,117)      (254)   15,292      (891)    9,881
                         -------  -------  -------    -------   -------   -------   -------
NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS.............. $ 1,430  $ 2,197  $ 3,028    $   236   $21,874   $  (889)  $10,489
                         =======  =======  =======    =======   =======   =======   =======

See Notes to Financial Statements.

(1) Operations commenced during 1996 (See Note 1 to Financial Statements).

      EQUITY
      INCOME
     VARIABLE
     ACCOUNT
     --------
     $ 3,386
     -------
       3,386
     -------
         667
       8,024
     -------
       8,691
     -------
     $12,077
     =======

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                         MULTI-   EQUITY   INTER-   EMERGING
                        STRATEGY  INDEX   NATIONAL   MARKETS
                        VARIABLE VARIABLE VARIABLE  VARIABLE     VARIABLE       VARIABLE       VARIABLE        VARIABLE
                        ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT (1) ACCOUNT I (1) ACCOUNT II (1) ACCOUNT III (1) ACCOUNT IV (1)
                        -------- -------- -------- ----------- ------------- -------------- --------------- --------------
INVESTMENT INCOME
 Dividends............  $  4,627 $  3,825 $  1,980                              $      6       $     21       $      18
                        -------- -------- --------  --------     --------       --------       --------       ---------
NET INVESTMENT INCOME.     4,627    3,825    1,980                                     6             21              18
                        -------- -------- --------  --------     --------       --------       --------       ---------
REALIZED AND
 UNREALIZED GAIN
 (LOSS)
 ON INVESTMENTS
 Net realized gain
  (loss) from security
  transactions........       356    1,223      564  $     (3)                                         1
 Net unrealized
  appreciation
  (depreciation) on
  investments.........     2,459   14,294   12,594       (39)                        (10)            (6)            (19)
                        -------- -------- --------  --------     --------       --------       --------       ---------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS)
 ON INVESTMENTS.......     2,815   15,517   13,158       (42)                        (10)            (5)            (19)
                        -------- -------- --------  --------     --------       --------       --------       ---------
NET INCREASE
 (DECREASE) IN NET
 ASSETS
 RESULTING FROM
 OPERATIONS...........  $  7,442 $ 19,342 $ 15,138  $    (42)    $      0       $     (4)      $     16       $      (1)
                        ======== ======== ========  ========     ========       ========       ========       =========

See Notes to Financial Statements.

(1) Operations commenced during 1996 (See Note 1 to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                     HIGH
                          MONEY     YIELD    MANAGED   GOVERNMENT           AGGRESSIVE   GROWTH
                          MARKET     BOND      BOND    SECURITIES  GROWTH     EQUITY       LT
                         VARIABLE  VARIABLE  VARIABLE   VARIABLE  VARIABLE   VARIABLE   VARIABLE
                         ACCOUNT   ACCOUNT   ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT (1) ACCOUNT
                         --------  --------  --------  ---------- --------  ----------- --------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment income.. $  1,359  $  1,753  $  4,145   $    490  $  6,582   $      2   $    608
 Net realized gain
 (loss) from security
 transactions...........       13       300      (203)        62     2,826       (958)     4,372
 Net unrealized
 appreciation
 (depreciation) on
 investments............       58       144      (914)      (316)   12,466         67      5,509
                         --------  --------  --------   --------  --------   --------   --------
NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS..............    1,430     2,197     3,028        236    21,874       (889)    10,489
                         --------  --------  --------   --------  --------   --------   --------
INCREASE (DECREASE) IN
NET ASSETS FROM
POLICY TRANSACTIONS
 Transfer of net
 premiums...............   59,965     6,552    21,068      2,042    29,298        911     24,407
 Transfers--policy
 charges and deductions.   (3,056)   (1,528)   (2,686)      (580)   (7,697)      (146)    (5,343)
 Transfers in (from
 other variable
 accounts)..............   64,487    12,323     8,787      2,504    54,635     11,133     48,532
 Transfers out (to other
 variable accounts)..... (115,717)   (7,278)   (8,044)    (2,257)  (62,175)    (7,395)   (39,922)
 Transfers--other.......   (2,862)     (920)     (843)      (379)   (3,544)      (283)    (2,855)
                         --------  --------  --------   --------  --------   --------   --------
NET INCREASE IN NET
ASSETS
DERIVED FROM POLICY
TRANSACTIONS............    2,817     9,149    18,282      1,330    10,517      4,220     24,819
                         --------  --------  --------   --------  --------   --------   --------
NET INCREASE IN NET
ASSETS..................    4,247    11,346    21,310      1,566    32,391      3,331     35,308
NET ASSETS
 Beginning of year......   23,178    14,591    47,690      6,264    87,519                53,759
                         --------  --------  --------   --------  --------   --------   --------
 End of year............ $ 27,425  $ 25,937  $ 69,000   $  7,830  $119,910   $  3,331   $ 89,067
                         ========  ========  ========   ========  ========   ========   ========

See Notes to Financial Statements.

(1) Operations commenced during 1996 (See Note 1 to Financial Statements).


      EQUITY
      INCOME
     VARIABLE
     ACCOUNT
     --------
     $ 3,386
         667
       8,024
     -------
      12,077
     -------
      21,368
      (4,205)
      18,530
      (8,965)
      (2,661)
     -------
      24,067
     -------
      36,144
      49,716
     -------
     $85,860
     =======

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                         MULTI-    EQUITY    INTER-    EMERGING
                        STRATEGY   INDEX    NATIONAL    MARKETS
                        VARIABLE  VARIABLE  VARIABLE   VARIABLE     VARIABLE       VARIABLE       VARIABLE        VARIABLE
                        ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT (1) ACCOUNT I (1) ACCOUNT II (1) ACCOUNT III (1) ACCOUNT IV (1)
                        --------  --------  --------  ----------- ------------- -------------- --------------- --------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment
 income...............  $  4,627  $  3,825  $  1,980                               $      6       $     21        $     18
 Net realized gain
 (loss) from security
 transactions.........       356     1,223       564   $     (3)                                         1
 Net unrealized
 appreciation
 (depreciation) on
 investments..........     2,459    14,294    12,594        (39)                        (10)            (6)            (19)
                        --------  --------  --------   --------     --------       --------       --------        --------
NET INCREASE
(DECREASE) IN NET
ASSETS
RESULTING FROM
OPERATIONS............     7,442    19,342    15,138        (42)                         (4)            16              (1)
                        --------  --------  --------   --------     --------       --------       --------        --------
INCREASE (DECREASE) IN
NET ASSETS FROM
POLICY TRANSACTIONS
 Transfer of net
 premiums.............    22,669    31,284    26,068        549                                          7
 Transfers--policy
 charges and
 deductions...........    (3,698)   (5,239)   (5,477)       (77)    $     (1)            (1)            (5)             (2)
 Transfers in (from
 other variable
 accounts)............     5,320    30,324    25,962      3,170           78            178            539             418
 Transfers out (to
 other variable
 accounts)............    (4,577)  (11,107)  (18,655)      (299)
 Transfers--other         (2,330)   (2,082)   (2,024)       (22)                                       (14)
                        --------  --------  --------   --------     --------       --------       --------        --------
NET INCREASE IN NET
ASSETS
DERIVED FROM POLICY
TRANSACTIONS..........    17,384    43,180    25,874      3,321           77            177            527             416
                        --------  --------  --------   --------     --------       --------       --------        --------
NET INCREASE IN NET
ASSETS................    24,826    62,522    41,012      3,279           77            173            543             415
NET ASSETS
 Beginning of year....    54,306    62,675    56,427
                        --------  --------  --------   --------     --------       --------       --------        --------
 End of year..........  $ 79,132  $125,197  $ 97,439   $  3,279     $     77       $    173       $    543        $    415
                        ========  ========  ========   ========     ========       ========       ========        ========

See Notes to Financial Statements.

(1) Operations commenced during 1996 (See Note 1 to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995
(IN THOUSANDS)

                                                    HIGH
                                         MONEY     YIELD    MANAGED   GOVERNMENT
                                         MARKET     BOND      BOND    SECURITIES   GROWTH
                                        VARIABLE  VARIABLE  VARIABLE   VARIABLE   VARIABLE
                                        ACCOUNT   ACCOUNT   ACCOUNT    ACCOUNT    ACCOUNT
                                        --------  --------  --------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
 Net investment income................  $  1,418  $    944  $  2,208   $    294   $    656
 Net realized gain (loss) from
  security transactions...............        31       (92)     (141)       (41)    (1,046)
 Net unrealized appreciation on
  investments.........................        65     1,042     4,063        624     16,423
                                        --------  --------  --------   --------   --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS............     1,514     1,894     6,130        877     16,033
                                        --------  --------  --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premiums.............    72,942     5,029     7,113      1,962     25,318
 Transfers--policy charges and
  deductions*.........................    (3,157)   (1,065)   (1,983)      (490)    (6,369)
 Transfers in (from other variable
  accounts)...........................    29,120     7,781    15,186      2,845     30,352
 Transfers out (to other variable
  accounts)...........................  (110,816)   (6,185)   (2,813)    (2,390)   (22,297)
 Transfers--other*....................    (1,021)     (242)     (508)      (449)    (2,935)
                                        --------  --------  --------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS.....   (12,932)    5,318    16,995      1,478     24,069
                                        --------  --------  --------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS.   (11,418)    7,212    23,125      2,355     40,102
NET ASSETS
 Beginning of year....................    34,596     7,379    24,565      3,909     47,417
                                        --------  --------  --------   --------   --------
 End of year..........................  $ 23,178  $ 14,591  $ 47,690   $  6,264   $ 87,519
                                        ========  ========  ========   ========   ========

* Prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1995
(IN THOUSANDS)

                                         GROWTH    EQUITY    MULTI-    EQUITY    INTER-
                                           LT      INCOME   STRATEGY   INDEX    NATIONAL
                                        VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE
                                        ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
                                        --------  --------  --------  --------  --------
INCREASE IN NET ASSETS
 FROM OPERATIONS
 Net investment income................. $  3,592  $    577  $  1,401  $  1,015  $  1,070
 Net realized gain from security trans-
  actions..............................    1,225       785        71     2,069       574
 Net unrealized appreciation on invest-
  ments................................    3,892     7,737     7,406    10,698     2,646
                                        --------  --------  --------  --------  --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.............    8,709     9,099     8,878    13,782     4,290
                                        --------  --------  --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premiums..............   12,930    13,169    14,278    11,713    16,778
 Transfers--policy charges and deduc-
  tions*...............................   (2,765)   (2,773)   (2,760)   (2,873)   (3,967)
 Transfers in (from other variable ac-
  counts)..............................   32,699    16,222     5,601    17,636    25,476
 Transfers out (to other variable ac-
  counts)..............................   (8,074)   (4,940)   (2,670)   (6,615)  (16,093)
 Transfers--other*.....................   (1,148)   (1,283)   (1,192)   (1,361)   (1,211)
                                        --------  --------  --------  --------  --------
NET INCREASE IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS......   33,642    20,395    13,257    18,500    20,983
                                        --------  --------  --------  --------  --------
NET INCREASE IN NET ASSETS.............   42,351    29,494    22,135    32,282    25,273
NET ASSETS
 Beginning of year.....................   11,408    20,222    32,171    30,393    31,154
                                        --------  --------  --------  --------  --------
 End of year........................... $ 53,759  $ 49,716  $ 54,306  $ 62,675  $ 56,427
                                        ========  ========  ========  ========  ========

*Prior year amounts have been reclassified to conform with current year presentation.

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and during 1996 was comprised of sixteen subaccounts called Variable Accounts: the Money Market Variable Account, the High Yield Bond Variable Account, the Managed Bond Variable Account, the Government Securities Variable Account, the Growth Variable Account, the Aggressive Equity Variable Account, the Growth LT Variable Account, the Equity Income Variable Account, the Multi-Strategy Variable Account, the Equity Index Variable Account, the International Variable Account, the Emerging Markets Variable Account, and the Variable Accounts I through IV. The assets in each of the first twelve Variable Accounts are invested in shares of the corresponding portfolios of Pacific Select Fund and the assets of the last four Variable Accounts are invested in shares of corresponding portfolios of M Fund, Inc. (Collectively, the "Funds"). Each Variable Account pursues different investment objectives and policies. The financial statements of the Funds, including the portfolios of investments, are either included elsewhere in the report or provided separately and should be read in conjunction with the Separate Account's financial statements.

  The Separate Account has organized and registered with the Securities and Exchange Commission six new Variable Accounts, the Aggressive Equity Variable Account, the Emerging Markets Variable Account, Variable Account I, Variable Account II, Variable Account III, and Variable Account IV. The Aggressive Equity Portfolio and the Emerging Markets Portfolio commenced operations on April 8, 1996, Variable Account I and Variable Account III commenced operations on October 11, 1996, Variable Account II commenced operations on October 17, 1996, and Variable IV commenced operations on November 18, 1996.

  The Separate Account was established by Pacific Mutual Life Insurance Company ("Pacific Mutual") on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Mutual. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Mutual, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Mutual.

  The Separate Account held by Pacific Mutual represents funds from individual flexible premium variable life policies. The assets of these accounts are carried at market value.

  The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 A. Valuation of Investments

  Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

 B. Security Transactions

  Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

 C. Federal Income Taxes

  The operations of the Separate Account will be reported on the Federal income tax return of Pacific Mutual, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Mutual with respect to the operations of the Separate Account.

2. DIVIDENDS

  During 1996, the Funds have declared dividends for each portfolio except for the Emerging Markets Portfolio. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolio.

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT

3. CHARGES AND EXPENSES

  With respect to variable life insurance policies funded by the Separate Account, Pacific Mutual makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. Pacific Mutual also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks Pacific Mutual assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by Pacific Mutual.

4. RELATED PARTY AGREEMENT

  Pacific Mutual Distributors, Inc., a wholly-owned subsidiary of Pacific Mutual, is the principal underwriter of variable life insurance policies funded by interests in the Separate Account, and is compensated by Pacific Mutual.

5. SELECTED ACCUMULATION UNIT**INFORMATION

  Selected accumulation unit information for the year ended December 31, 1996 were as follows:

                                         HIGH
                             MONEY       YIELD      MANAGED    GOVERNMENT             AGGRESSIVE  GROWTH      EQUITY
                            MARKET       BOND        BOND      SECURITIES  GROWTH       EQUITY      LT        INCOME
                           VARIABLE    VARIABLE    VARIABLE     VARIABLE  VARIABLE     VARIABLE  VARIABLE    VARIABLE
                            ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT
                            -------     -------     -------     -------    -------     -------    -------     -------
ACCUMULATION UNIT
 VALUE:
 Beginning                  $   14.52   $   21.74   $   19.86    $ 19.28   $   23.89    $ 10.00   $   15.49   $   23.72
                            =========   =========   =========    =======   =========    =======   =========   =========
 Ending                     $   15.26   $   24.20   $   20.70    $ 19.85   $   29.53    $ 10.86   $   18.25   $   28.32
                            =========   =========   =========    =======   =========    =======   =========   =========
Number of Units Out-
 standing
 at End of Year             1,797,662   1,071,818   3,332,577    394,531   4,060,628    306,793   4,879,333   3,031,251

                       MULTI-     EQUITY     INTER-    EMERGING
                      STRATEGY     INDEX    NATIONAL   MARKETS
                      VARIABLE   VARIABLE   VARIABLE   VARIABLE VARIABLE   VARIABLE   VARIABLE    VARIABLE
                       ACCOUNT    ACCOUNT    ACCOUNT   ACCOUNT  ACCOUNT I ACCOUNT II ACCOUNT III ACCOUNT IV
                      --------   --------   --------   -------- --------- ---------- ----------- ----------
ACCUMULATION UNIT
 VALUE:
 Beginning            $   21.60  $   20.21  $   15.55  $ 10.00  $  10.00   $ 10.00    $  10.00    $ 10.00
                      =========  =========  =========  =======  =======    =======    =======     =======
 Ending               $   24.31  $   24.73  $   18.96  $  9.82  $  10.08   $ 10.18    $  10.46    $  9.97
                      =========  =========  =========  =======  =======    =======    =======     =======
Number of Units Out-
 standing
 at End of Year       3,255,044  5,062,679  5,140,103  333,810     7,649    17,011      51,927     41,571

--------
 ** Accumulation Unit: unit of measure used to calculate the value of a Contract Owner's interest in a Variable Account during the Accumulation Period

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. POLICY OWNERS' COST OF INVESTMENT IN THE FUNDS SHARES
  The investment in the Funds shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). Total cost and market value of total Policy Owners' investments in the Funds as of December 31, 1996 were as follows (amounts in thousands):

                                   HIGH
                        MONEY     YIELD   MANAGED  GOVERNMENT                  AGGRESSIVE       GROWTH          EQUITY
                        MARKET     BOND     BOND   SECURITIES     GROWTH         EQUITY           LT            INCOME
                       VARIABLE  VARIABLE VARIABLE  VARIABLE     VARIABLE       VARIABLE       VARIABLE        VARIABLE
                       ACCOUNT   ACCOUNT  ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT (1)       ACCOUNT        ACCOUNT
                       --------  -------- -------- ----------- ------------- -------------- --------------- --------------
Total cost of invest-
ments at beginning of
year                   $ 23,106  $ 13,881 $ 45,342  $  5,877     $ 78,927                      $ 49,540        $ 43,643
Add: Total proceeds
from sales of units      79,532    13,771   23,511     2,711       36,760       $ 11,359         41,766          28,447
  Reinvested distri-
  butions from the
  Funds:
  (a) Net investment
  income                  1,359     1,593    3,180       352          455              2            608             841
  (b) Net realized
  gain                                160      965       138        6,127                                         2,545
                       --------  -------- --------  --------     --------       --------       --------        --------
       Sub-Total        103,997    29,405   72,998     9,078      122,269         11,361         91,914          75,476
Less: Cost of invest-
ments disposed during
the year                 76,564     4,204    5,085     1,355       23,521          8,097         12,617           3,714
                       --------  -------- --------  --------     --------       --------       --------        --------
Total cost of invest-
ments at end of year     27,433    25,201   67,913     7,723       98,748          3,264         79,297          71,762
Add: Unrealized ap-
preciation (deprecia-
tion)                        (3)      736    1,087       107       21,162             67          9,770          14,098
                       --------  -------- --------  --------     --------       --------       --------        --------
Total market value of
investments at end of
year                   $ 27,430  $ 25,937 $ 69,000  $  7,830     $119,910       $  3,331       $ 89,067        $ 85,860
                       ========  ======== ========  ========     ========       ========       ========        ========
                        MULTI-    EQUITY   INTER-   EMERGING
                       STRATEGY   INDEX   NATIONAL   MARKETS
                       VARIABLE  VARIABLE VARIABLE  VARIABLE     VARIABLE       VARIABLE       VARIABLE        VARIABLE
                       ACCOUNT   ACCOUNT  ACCOUNT  ACCOUNT (1) ACCOUNT I (1) ACCOUNT II (1) ACCOUNT III (1) ACCOUNT IV (1)
                       --------  -------- -------- ----------- ------------- -------------- --------------- --------------
Total cost of invest-
ments at beginning of
year                   $ 48,796  $ 51,564 $ 54,916
Add: Total proceeds
from sales of units      21,499    46,889   31,432  $  3,410     $     78       $    172       $    522        $    399
  Reinvested distri-
  butions from the
  Funds:
  (a) Net investment
  income                  1,796     1,856    1,980                                     1                              4
  (b) Net realized
  gain                    2,831     1,969                                              5             21              14
                       --------  -------- --------  --------     --------       --------       --------        --------
       Sub-Total         74,922   102,278   88,328     3,410           78            178            543             417
Less: Cost of invest-
ments disposed during
the year                  3,722     2,499    4,893        92            1              1             16               1
                       --------  -------- --------  --------     --------       --------       --------        --------
Total cost of invest-
ments at end of year     71,200    99,779   83,435     3,318           77            177            527             416
Add: Unrealized ap-
preciation (deprecia-
tion)                     7,932    25,418   14,004       (39)                        (10)            (5)            (19)
                       --------  -------- --------  --------     --------       --------       --------        --------
Total market value of
investments at end of
year                   $ 79,132  $125,197 $ 97,439  $  3,279     $     77       $    167       $    522        $    397
                       ========  ======== ========  ========     ========       ========       ========        ========

(1) Operations commenced during 1996 (See Note 1 to Financial Statements).

    INDEPENDENT AUDITORS' REPORT

    Pacific Mutual Life Insurance Company and Subsidiaries:

    We have audited the accompanying consolidated statements of financial position of Pacific Mutual Life Insurance Company and subsidiaries (the "Company") as of December 31, 1996 and 1995, and the related consolidated statements of operations and equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

    As discussed in Note 1 to the consolidated financial statements, the Company has adopted all applicable generally accepted accounting principles relating to mutual life insurance companies for all periods presented.


    DELOITTE & TOUCHE LLP

    Costa Mesa, California
    February 22, 1997

             Pacific Mutual Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                               December 31,
                                                              1996      1995
-------------------------------------------------------------------------------
                                                               (In Millions)
ASSETS
Investments:
  Securities available for sale at fair value:
    Fixed maturity securities                               $12,193.8 $11,359.2
    Equity securities                                           260.8     218.5
  Short-term investments                                         66.1     103.3
  Mortgage loans                                              1,477.3   1,346.2
  Real estate                                                   280.0     288.6
  Policy loans                                                3,131.8   2,793.3
  Other investments                                             208.0     214.6
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                            17,617.8  16,323.7
Cash and cash equivalents                                       109.0     286.1
Deferred policy acquisition costs                               531.5     391.1
Accrued investment income                                       202.5     198.8
Other assets                                                    462.4     416.5
Separate account assets                                       8,142.1   5,686.9
-------------------------------------------------------------------------------
TOTAL ASSETS                                                $27,065.3 $23,303.1
-------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities:
  Universal life, annuity and other investment contract de-
   posits                                                   $13,877.4 $12,719.4
  Future policy benefits                                      2,442.0   2,378.9
  Policyholders' dividends payable                               64.5      65.3
  Borrowings                                                    120.5      83.0
  Surplus notes                                                 149.6     149.6
  Other liabilities                                             572.0     586.6
  Separate account liabilities                                8,142.1   5,686.9
-------------------------------------------------------------------------------
Total Liabilities                                            25,368.1  21,669.7
-------------------------------------------------------------------------------
Commitments and contingencies
Equity:
  Retained earnings                                           1,318.0   1,151.4
  Unrealized gain on available for sale securities, net         379.2     482.0
-------------------------------------------------------------------------------
Total Equity                                                  1,697.2   1,633.4
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY                                $27,065.3 $23,303.1
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF OPERATIONS AND EQUITY

                                                    Years Ended December 31,
                                                     1996      1995     1994
-------------------------------------------------------------------------------
                                                         (In Millions)
REVENUES
Insurance premiums                                 $  465.4  $  458.5 $  455.9
Policy fees from universal life, annuity and
 other investment contract deposits                   348.6     309.0    280.0
Net investment income                               1,063.0   1,022.3    933.6
Net realized capital gains (losses)                    68.3      77.6     (2.1)
Investment management fees                             14.1      12.9    144.6
Other income                                          188.6     139.4    203.6
-------------------------------------------------------------------------------
TOTAL REVENUES                                      2,148.0   2,019.7  2,015.6
-------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Interest credited to universal life, annuity and
 other investment contract deposits                   653.2     654.2    638.6
Policy benefits paid or provided                      664.7     668.5    590.2
Commission expenses                                   199.8     167.8    139.9
Operating expenses                                    350.0     308.3    433.8
-------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                         1,867.7   1,798.8  1,802.5
-------------------------------------------------------------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES              280.3     220.9    213.1
Provision for income taxes                            113.7      86.1    111.7
-------------------------------------------------------------------------------
NET INCOME                                            166.6     134.8    101.4
Equity, beginning of year                           1,633.4     809.3    942.8
Change in unrealized gain (loss) on available for
 sale securities, net                                (102.8)    689.3   (234.9)
-------------------------------------------------------------------------------
EQUITY, END OF YEAR                                $1,697.2  $1,633.4 $  809.3
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  Years Ended December 31,
                                                  1996       1995       1994
--------------------------------------------------------------------------------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $   166.6  $   134.8  $   101.4
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Depreciation and amortization                      (1.4)     (30.4)     (28.3)
  Deferred income taxes                             (49.7)     (30.3)      26.2
  Net realized capital (gains) losses               (68.3)     (77.6)       2.1
  Deferred policy acquisition costs                (140.4)      48.8     (126.5)
  Interest credited to universal life, annuity
   and other investment contract deposits           653.2      654.2      638.6
  Change in accrued investment income                (3.7)     (16.1)      28.5
  Change in future policy benefits                   63.1       89.3       48.7
  Change in policyholders' dividends payable         (0.8)      (0.5)      (0.2)
  Change in other assets and liabilities            169.7      172.9      (51.2)
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES           788.3      945.1      639.3
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Available for sale securities:
  Purchases                                      (4,525.0)  (3,001.3)  (4,376.9)
  Sales                                           2,511.0    1,940.3    2,690.3
  Maturities and repayments                       1,184.7      926.9    1,220.4
Held to maturity securities:
  Purchases                                                   (181.9)    (415.0)
  Sales                                                         62.3
  Maturities and repayments                                    111.0      202.2
Repayments of mortgage loans                        220.4      267.7      399.1
Proceeds from sales of mortgage loans and real
 estate                                              14.5       27.4       52.8
Purchases of mortgage loans and real estate        (414.3)    (244.7)    (237.7)
Distributions from partnerships                      78.8       49.0
Change in policy loans                             (338.5)    (389.8)    (349.7)
Change in short-term investments                     37.2      (66.7)     129.0
Other investing activity, net                      (120.1)    (121.1)      15.7
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (1,351.3)    (620.9)    (669.8)
--------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                 Years Ended December 31,
(Continued)                                      1996       1995       1994
-------------------------------------------------------------------------------
                                                       (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                     $ 2,105.0  $ 1,437.9  $ 1,355.0
  Withdrawals                                   (1,756.6)  (1,774.2)  (1,376.0)
Net change in borrowings                            37.5      (43.8)      36.9
-------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING AC-
 TIVITIES                                          385.9     (380.1)      15.9
-------------------------------------------------------------------------------
Net change in cash and cash equivalents           (177.1)     (55.9)     (14.6)
Cash and cash equivalents, beginning of year       286.1      342.0      356.6
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR         $   109.0  $   286.1  $   342.0
-------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMA-
 TION
Federal income taxes paid                      $   185.9  $    96.9  $    82.8
Interest paid                                  $    27.2  $    23.3  $    24.1
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION OF BUSINESS

    Pacific Mutual Life Insurance Company ("Pacific Mutual Life") was established in 1868 and is organized under the laws of the State of California as a mutual life insurance company. Pacific Mutual Life conducts business in every state except New York.

    Pacific Mutual Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension products, group employee benefits and investment management and advisory services. These primary business operations provide a broad range of life insurance, accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans. Additionally, through its major subsidiaries and affiliates, Pacific Mutual Life provides a variety of group employee benefits, as well as investment management and advisory services.

    BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    The accompanying consolidated financial statements of Pacific Mutual Life Insurance Company and subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Mutual Life and its wholly-owned insurance subsidiaries, Pacific Corinthian Life Insurance Company ("PCL"-
    Note 3), PM Group Life Insurance Company ("PM Group") and World-Wide Holdings Limited, and its noninsurance subsidiaries, Pacific Financial Asset Management Corporation ("PFAMCo"), Pacific Mutual Distributors, Inc. ("PMD"), Pacific Mutual Realty Finance, Inc., Pacific Mezzanine Associates, L.L.C. and MC Associates, LLC. All significant intercompany transactions and balances have been eliminated. Pacific Mutual Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those followed in reports to regulatory authorities (Note 2).

    On December 21, 1995, Pacific Mutual Life completed a subsidiary reorganization in which PFAMCo became a direct, wholly-owned subsidiary of Pacific Mutual Life. Prior to the reorganization PFAMCo was a wholly-owned, second-tier subsidiary of Pacific Mutual Life. The intermediate company, Pacific Financial Holding Company ("PFHC"), and certain of its assets and liabilities were merged into PFAMCo in connection with this reorganization. The remaining assets were merged into Pacific Mutual Life which consisted of investments in subsidiaries as follows: PFAMCo, PMD and PM Group.

    ACCOUNTING PRONOUNCEMENTS ADOPTED

    Pacific Mutual Life has adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," and Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation") issued by the Financial Accounting Standards Board. SFAS No. 120 and the Interpretation require that mutual life insurance companies and their insurance subsidiaries adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. This differs from prior years when Pacific Mutual Life issued its regulatory financial statements as general purpose financial statements. The accompanying consolidated financial statements for 1996, 1995 and 1994 reflect the effects of implementing SFAS No. 120 and the Interpretation.

    On January 1, 1996, the Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires that long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used shall be assessed for recoverability if certain events or changes in circumstances are present. An impairment loss shall be recognized if the carrying amount of

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    the asset exceeds the fair value of the asset. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    On January 1, 1996, the Company also adopted SFAS No. 122, "Accounting for Mortgage Servicing Rights." SFAS No. 122 requires that rights acquired to service mortgage loans for others be recognized separately from the mortgage loan asset. SFAS No. 122 also requires that capitalized mortgage servicing rights be assessed for impairment based on the fair value of those rights and any impairment should be recognized through a valuation allowance. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," as amended by SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125." SFAS No. 125 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996. This statement provides consistent accounting standards for securitizations and other transfers of financial assets, determines when financial assets (liabilities) should be considered sold (settled) and removed from the statement of financial position, and determines when related revenues and expenses should be recognized. The Company currently plans to adopt SFAS No. 125 beginning on January 1, 1997. The adoption is not expected to have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    INVESTMENTS

    Fixed maturity securities and equity securities are reported at fair value, with unrealized gains and losses, net of deferred income tax and adjustments to related deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial position. Trading securities, which are included in short-term investments, are reported at fair value with unrealized gains and losses included in net realized capital gains (losses) on the accompanying consolidated statements of operations.

    For mortgage-backed securities included in fixed maturity securities the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

    In the first and second quarter of 1995, Pacific Mutual Life sold two securities from the held to maturity category. The amortized cost of the securities was $62.3 million and a net after tax loss of $0.7 million was realized on the sales. The securities were sold due to the significant deterioration of the issuer's creditworthiness.

    Beginning with the third quarter of 1995, Pacific Mutual Life transferred approximately $1.5 billion of securities from the held to maturity category to the available for sale category. This amount represented the amortized cost of the securities at the date of transfer. The fair value of those securities was approximately $1.6 billion, resulting in a net after tax unrealized gain of $52.5 million, which was reflected as a direct increase to equity. The change in classification was a result of a change in management's intent with respect to these securities. In order to have the flexibility to respond to changes in interest rates and to take advantage of changes in the availability of and the yield on alternative investments, management has determined that the reclassification of these securities as available for sale was appropriate.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Realized gains and losses on investment transactions are determined on a specific identification basis and are included in revenues.

    Short-term investments are carried at fair value and include all trading securities.

    Derivative financial instruments are carried at fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Unrealized gains and losses of other derivatives are reflected in operations.

    Mortgage loans and policy loans are stated at unpaid principal balances.

    Real estate is carried at depreciated cost, or for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

    On November 15, 1994, PFAMCo and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates, Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. ("PIMCO Advisors"). Collectively, PFAMCo and various of its subsidiaries beneficially own approximately 42% of the outstanding General and Limited Partner units of PIMCO Advisors as of December 31, 1996 and 1995. This investment, which is included in other investments on the accompanying consolidated statements of financial position, is accounted for on the equity method.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment contract products, such costs are generally amortized in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1996, 1995 and 1994, net amortization of deferred policy acquisition costs included in operating expenses amounted to $70.0 million, $63.3 million and $44.2 million, respectively, on the accompanying consolidated statements of operations and equity.

    PRESENT VALUE OF FUTURE PROFITS

    Included in other assets is $16.1 million and $38.4 million which represents the present value of estimated future profits of acquired business in connection with the rehabilitation of First Capital Life Insurance Company ("FCL" -Note 3) as of December 31, 1996 and 1995, respectively. The aforementioned future profits are discounted to

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    provide an appropriate rate of return and are being amortized over the rehabilitation plan period. Amortization for the years ended December 31, 1996, 1995 and 1994 amounted to $24.2 million, $17.1 million and $4.7 million, respectively. During 1996, the Company changed certain assumptions regarding the estimated life which resulted in an increase in amortization in 1996 of approximately $17.0 million.

    UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

    Universal life, annuity and other investment contract deposits are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies ranged from 4% to 8.4% during 1996, 1995 and 1994.

    The following detail of universal life, annuity and other investment contract deposits is as follows:

                                                December 31,
                                               1996      1995
                                             -------------------
                                                (In Millions)
         Universal life                      $ 7,562.5 $ 6,930.7
         Annuity                               2,459.3   2,426.6
         Other investment contract deposits    3,855.6   3,362.1
                                             -------------------
                                             $13,877.4 $12,719.4
                                             -------------------

    The following detail of universal life, annuity and other investment contract deposits policy fees and interest credited is as follows:

                                                   Years Ended
                                                   December 31,
                                                1996   1995   1994
                                               --------------------
                                                  (In Millions)
         Policy fees
           Universal life                      $318.4 $292.6 $267.1
           Annuity                               26.6   12.8    9.4
           Other investment contract deposits     3.6    3.6    3.5
                                               --------------------
         Total policy fees                     $348.6 $309.0 $280.0
                                               --------------------
         Interest credited
           Universal life                      $279.3 $258.6 $226.9
           Annuity                              131.9  125.2  120.7
           Other investment contract deposits   242.0  270.4  291.0
                                               --------------------
         Total interest credited               $653.2 $654.2 $638.6
                                               --------------------

    FUTURE POLICY BENEFITS

    Life insurance reserves are valued using the net level premium method. Interest rate assumptions range from 4.5% to 9.3% for 1996, 1995 and 1994. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Included in policy benefits paid or provided on the accompanying consolidated statements of operations and equity are dividends to policyholders.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1996 and 1995, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

    STATE GUARANTY FUND ASSESSMENTS

    Insurance companies are subject to assessments by life and health guaranty associations in most states in which they are licensed to do business. These assessments are based on the volume and type of business they sell in those states and may be partially recovered in some states through a future reduction in premium taxes. Based on current information available from the National Organization of Life and Health Guaranty Association, the Company, as of December 31, 1996, has accrued in other liabilities on the accompanying consolidated statements of financial position an amount adequate for anticipated payments of known insolvencies, net of estimated recoveries of premium tax offsets.

    REVENUES AND EXPENSES

    Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

    Generally, receipts for universal life, annuities and other investment contracts are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

    Investment management fees are recorded as revenues during the period such services are performed.

    DEPRECIATION AND AMORTIZATION

    Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 15 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over varying periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations and equity. Depreciation and amortization of other assets is included in operating expenses on the accompanying consolidated statements of operations and equity.

    FEDERAL INCOME TAXES

    Pacific Mutual Life is taxed as a life insurance company for Federal income tax purposes and files a consolidated Federal income tax return with all its includable domestic subsidiaries. The amount of Federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

    SEPARATE ACCOUNTS

    Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policyholders and contract owners.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of financial instruments disclosed in Notes 5 and 6 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  STATUTORY RESULTS

    The following are reconciliations of statutory surplus and statutory net income for Pacific Mutual Life as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as equity and net income included in the accompanying consolidated financial statements:

                                                            December 31,
                                                            1996      1995
                                                          ------------------
                                                            (In Millions)
         Statutory surplus                                $  815.2  $  723.2
           Deferred policy acquisition costs                 542.0     411.9
           Unrealized gain on available for sale securi-
            ties, net                                        379.2     482.0
           Asset valuation reserve                           209.4     191.4
           Deferred income tax                               174.6     129.2
           Subsidiary equity                                  60.7      66.0
           Non-admitted assets                                22.8      22.5
           Surplus notes                                    (149.6)   (149.6)
           Insurance and annuity reserves                   (340.4)   (249.1)
           Other                                             (16.7)      5.9
                                                          ------------------
         Equity as reported herein                        $1,697.2  $1,633.4
                                                          ------------------

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  STATUTORY RESULTS (CONTINUED)

                                                             Years Ended
                                                             December 31,
                                                         1996    1995    1994
                                                        ----------------------
                                                           (In Millions)
         Statutory net income                           $113.1  $ 85.1  $ 81.0
           Deferred policy acquisition costs             111.2    76.4    59.4
           Deferred income tax                            70.9    31.5   (27.7)
           Interest maintenance reserve                    3.8    12.2    (7.7)
           Net realized gain (loss) on trading securi-
            ties                                         (11.6)   13.2    (2.0)
           Earnings of subsidiaries                      (33.0)    5.9    20.7
           Insurance and annuity reserves                (91.3)  (95.5)  (28.2)
           Other                                           3.5     6.0     5.9
                                                        ----------------------
         Net income as reported herein                  $166.6  $134.8  $101.4
                                                        ----------------------

    RISK-BASED CAPITAL

    Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of a company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. As of December 31, 1996 and 1995, the Company's ratios exceeded the minimum risk-based capital requirements.

    DIVIDENDS

    Dividends to Pacific Mutual Life from its insurance subsidiaries are subject to regulatory restrictions and approvals. The maximum amount of dividends that can be paid by PM Group cannot exceed the lesser of 10% of surplus as regards to policyholders, or the net statutory gain from operations, without prior approval from the Insurance Commissioner of the State of Arizona. During 1996, 1995 and 1994, PM Group received approval to pay extraordinary dividends in excess of these limitations. PM Group paid dividends of $25 million, $25 million and $20 million for the years ended December 31, 1996, 1995 and 1994 of which $18 million, $17.2 million and $12.4 million, respectively, were considered extraordinary.

    In accordance with the terms of the rehabilitation agreement (Note 3), PCL is precluded from paying any dividends during the rehabilitation period without the prior consent of the Insurance Department of the State of California. No such dividends have been paid.

3.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

    Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual Life, through its wholly-owned subsidiary, PCL, will facilitate the rehabilitation of FCL. In accordance with the five-year rehabilitation agreement, insurance policies of FCL were restructured and substantially all the assets and certain liabilities of FCL were assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement and have been accounted for as a purchase transaction.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY (CONTINUED)

    The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated statutory surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation plan period, PCL is prohibited from issuing new insurance policies. PCL will merge into Pacific Mutual Life, with Pacific Mutual Life as the surviving entity, within thirty days following September 30, 1997, the end of the rehabilitation period.

    In the event PCL is unable to pay contract benefits, Pacific Mutual Life is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

4.  ACQUISITION OF INSURANCE BLOCK OF BUSINESS

    In 1996, Pacific Mutual Life signed a definitive agreement to acquire a block of corporate-owned life insurance ("COLI") policies from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. This block consists of approximately 40,000 policies, having a face amount of $9 billion and reserves of $1.7 billion. This block is primarily non-leveraged COLI. The transaction is expected to close during the first half of 1997.

5.  INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES

    The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                 Gross Unrealized  Estimated
                                       Amortized -----------------   Fair
                                         Cost     Gains    Losses    Value
                                       -------------------------------------
                                                   (In Millions)
     Available for Sale Securities
     -----------------------------
     As of December 31, 1996:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $   297.9 $   11.2 $    0.3 $   308.8
     Obligations of states, political
      subdivisions and foreign
      governments                          638.1     46.2      1.0     683.3
     Corporate securities                6,848.3    506.3     91.9   7,262.7
     Mortgage-backed and asset-backed
      securities                         3,753.6     98.0     19.4   3,832.2
     Redeemable preferred stock            102.5      6.4      2.1     106.8
                                       -------------------------------------
     Total Fixed Maturity Securities   $11,640.4 $  668.1 $  114.7 $12,193.8
                                       -------------------------------------
     Equity Securities                 $   229.6 $   40.8 $    9.6 $   260.8
                                       -------------------------------------

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                 Gross Unrealized  Estimated
                                       Amortized -----------------   Fair
                                         Cost     Gains    Losses    Value
                                       -------------------------------------
                                                   (In Millions)
     Available for Sale Securities
     -----------------------------
     As of December 31, 1995:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $   378.4 $   33.4          $   411.8
     Obligations of states, political
      subdivisions and foreign
      governments                          625.1     70.7 $   3.3      692.5
     Corporate securities                6,179.1    537.1    45.0    6,671.2
     Mortgage-backed and asset-backed
      securities                         3,366.9    138.6    12.0    3,493.5
     Redeemable preferred stock             89.4      3.1     2.3       90.2
                                       -------------------------------------
     Total Fixed Maturity Securities   $10,638.9 $  782.9 $  62.6  $11,359.2
                                       -------------------------------------
     Equity Securities                 $   192.3 $   32.2 $   6.0  $   218.5
                                       -------------------------------------

    The amortized cost and estimated fair values of fixed maturity securities as of December 31, 1996, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized Estimated
                                                        Cost    Fair Value
                                                      ----------------------
                                                         (In Millions)
         Available for Sale:
         Due in one year or less                      $ 1,482.3 $ 1,489.0
         Due after one year through five years          2,830.0   3,042.3
         Due after five years through ten years         1,907.4   1,991.7
         Due after ten years                            1,667.1   1,838.6
                                                      --------------------
                                                        7,886.8   8,361.6
         Mortgage-backed and asset-backed securities    3,753.6   3,832.2
                                                      --------------------
         Total                                        $11,640.4 $12,193.8
                                                      --------------------

    Proceeds from sales of all available for sale securities during 1996, 1995 and 1994 were $2.5 billion, $1.9 billion and $2.7 billion, respectively. Gross gains of $89.3 million, $58.0 million and $56.0 million and gross losses of $29.9 million, $32.3 million and $70.8 million were realized on those sales during 1996, 1995 and 1994, respectively.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

    Major categories of investment income are summarized as follows:

                                     Years Ended December 31,
                                      1996     1995     1994
                                    --------------------------
                                          (In Millions)
         Fixed maturity securities  $  831.6 $  808.1 $  741.3
         Equity securities              17.8      7.3      8.9
         Mortgage loans                107.9    112.9    136.3
         Real estate                    51.3     43.2     37.2
         Policy loans                  113.0    105.2     89.0
         Other                          48.9     47.1      3.3
                                    --------------------------
           Gross investment income   1,170.5  1,123.8  1,016.0
         Investment expense            107.5    101.5     82.4
                                    --------------------------
           Net investment income    $1,063.0 $1,022.3 $  933.6
                                    --------------------------

    The change in gross unrealized gain (loss) on investments in available for sale and trading securities is as follows:

                                                       December 31,
                                                  1996      1995    1994
                                                 --------------------------
                                                      (In Millions)
         Available for sale and trading securi-
          ties:
           Fixed maturity                        $(169.1) $1,039.3 $(320.6)
           Equity                                    6.5      17.2   (29.7)
                                                 --------------------------
         Total                                   $(162.6) $1,056.5 $(350.3)
                                                 --------------------------

    As of December 31, 1996 and 1995, investments in fixed maturity securities with a carrying value of $19.6 million and $20.5 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

    No investment, aggregated by issuer, exceeded 10% of total equity as of December 31, 1996.

    The Company has no non-income producing fixed maturity securities, mortgage loans, real estate or other long-term investments as of December 31, 1996.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS

    The estimated fair values of the Company's financial instruments are as follows:

                                    December 31, 1996    December 31, 1995
                                   -------------------- --------------------
                                   Carrying  Estimated  Carrying  Estimated
                                    Amount   Fair Value  Amount   Fair Value
                                   -----------------------------------------
                                                 (In Millions)
     Assets:
       Fixed maturity and equity
        securities (Note 5)        $12,454.6 $12,454.6  $11,577.7 $11,577.7
       Mortgage loans                1,477.3   1,533.9    1,346.2   1,535.1
       Policy loans                  3,131.8   3,131.8    2,793.3   2,793.3
       Cash and cash equivalents       109.0     109.0      286.1     286.1
       Derivative financial in-
        struments:
         Interest rate floors and
          caps, options and
          swaptions                     59.3      59.3       39.4      39.4
         Interest rate swap con-
          tracts                         1.0       1.0        2.4       2.4
         Credit and total return
          swaps                          1.1       1.1        1.0       1.0
     Liabilities:
       Guaranteed interest con-
        tracts                       2,948.3   3,056.1    2,375.9   2,459.3
       Deposit liabilities             799.6     800.6      876.3     899.4
       Annuity liabilities           2,459.4   2,459.4    2,427.2   2,427.2
       Surplus notes                   149.6     157.5      149.6     157.7
       Derivative financial in-
        struments:
         Options written                 1.5       1.5        1.5       1.5
         Asset swap contracts           12.5      12.5        3.5       3.5
         Foreign currency deriva-
          tives                          4.3       4.3        5.0       5.0

    The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1996 and 1995:

    MORTGAGE LOANS

    The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flow, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

    POLICY LOANS

    The carrying amounts of policy loans are a reasonable estimate of their fair values.

    CASH AND CASH EQUIVALENTS

    The carrying amounts of these items are a reasonable estimate of their fair values.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used to leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized in the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on quoted market prices, dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

    A reconciliation of the notional or contract amounts and discussion of the various derivative instruments is as follows:

                                  Balance                              Balance
                                 Beginning               Terminations    End
                                  of Year  Acquisitions and Maturities of Year
                                 ----------------------------------------------
                                                 (In Millions)
     December 31, 1996:
       Interest rate floors and
        caps, options and
        swaptions                $2,159.6    $3,075.0      $  371.4    $4,863.2
       Interest rate swap con-
        tracts                      619.6       620.9         252.2       988.3
       Asset swap contracts          20.0        15.3           5.3        30.0
       Credit and total return
        swaps                       146.1       307.2          96.8       356.5
       Financial futures con-
        tracts                      310.1     3,358.9       3,059.8       609.2
       Foreign currency deriva-
        tives                        15.4        43.1          17.1        41.4
     December 31, 1995:
       Interest rate floors and
        caps, options and
        swaptions                 1,950.9     1,126.6         917.9     2,159.6
       Interest rate swap con-
        tracts                      370.5       339.0          89.9       619.6
       Asset swap contracts                      30.0          10.0        20.0
       Credit and total return
        swaps                       116.3        99.8          70.0       146.1
       Financial futures con-
        tracts                      137.6     1,877.0       1,704.5       310.1
       Foreign currency deriva-
        tives                        35.2                      19.8        15.4

    Interest Rate Floors and Caps, Options and Swaptions
    ----------------------------------------------------

    The Company uses interest rate floors and caps, options and swaptions to hedge against fluctuations in interest rates and in its total return portfolios. Interest rate floor agreements entitle the Company to receive the differential, if below, between the specified rate and the current value of the underlying index. Interest rate cap agreements entitle the Company to receive the differential, if above, between the specified rate and the current value of the underlying index. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors are reported as assets and options written are reported as liabilities in the consolidated statements of financial position. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income over the term of the agreement. Interest rate floors and caps, options and swaptions mature during fiscal years 1997 through 2007.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    Interest Rate Swap Contracts
    ----------------------------

    The Company uses interest rate swaps to manage interest rate risk. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. The interest rate swap contracts mature during fiscal years 1997 through 2026.

    Asset Swap Contracts
    --------------------

    The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for preferred cash flow streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. The asset swap contracts mature during fiscal years 1998 through 2000.

    Credit and Total Return Swaps
    -----------------------------

    The Company uses credit and total return swaps to take advantage of market opportunities. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. Credit and total return swaps mature during fiscal years 1997 through 2013.

    Financial Futures Contracts
    ---------------------------

    The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or delivery of the financial instrument. Price changes on futures are settled daily through the daily margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

    Foreign Currency Derivatives
    ----------------------------

    The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset currency gains and losses on the related assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. Foreign currency derivatives expire during fiscal years 1997 through 2006.

    GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

    The estimated fair values of fixed maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    ANNUITY LIABILITIES

    The fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

    SURPLUS NOTES

    The estimated fair value of surplus notes is based on market quotes.

    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

    Pacific Mutual Life has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $1.1 billion as of December 31, 1996, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Mutual Life receives a fee which varies by contract. Pacific Mutual Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

7.  CONCENTRATION OF CREDIT RISK

    The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

    The Company is exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. However, the Company does not anticipate nonperformance by the counterparties.

8.  BORROWINGS

    Pacific Mutual Life borrows for short-term needs by issuing commercial paper. There were no commercial paper borrowings outstanding as of December 31, 1996 and 1995. Pacific Mutual Life has a revolving credit facility available of $250 million as of December 31, 1996 and 1995. There were no borrowings under the revolving credit facility outstanding as of December 31, 1996 and 1995.

    PFHC had the ability to borrow up to $50 million from certain banks at variable rates of interest. On December 21, 1995, outstanding loans totaling $37 million were transferred to PFAMCo (Note 1). The borrowing limit as of December 31, 1996 and 1995 was $150 million and $100 million, respectively. The interest rate averaged 5.6%, 6.1% and 4.6% for the years ended December 31, 1996, 1995 and 1994, respectively. The balance outstanding as of December 31, 1996 and 1995 totaled $95.5 million and $53 million, respectively. Outstanding borrowings are due and payable in 1997 and are subject to renewal.

    During 1992, PFHC entered into a credit agreement with a group of banks for borrowings of $45 million. Proceeds of this note were paid to PCL in connection with the issuance of a certificate of contribution by PCL (Note 3). On December 31, 1996 and 1995, the applicable interest rate was 6.2% and 6.5%, respectively. The outstanding balance of $25 million as of December 31, 1996 was prepaid per the terms of the agreement on January 27, 1997.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  SURPLUS NOTES

    Pacific Mutual Life has $150 million of Surplus Notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The Surplus Notes may not be redeemed at the option of Pacific Mutual Life or any holder of the Notes. The Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual Life. Each payment of interest on and the payment of principal of the Surplus Notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for the years ended December 31, 1996, 1995 and 1994 and is included in net investment income in the accompanying consolidated statements of operations and equity.

10. INCOME TAXES

    As required by SFAS No. 109, "Accounting for Income Taxes," the Company accounts for income taxes using the liability method. Under SFAS No. 109, the deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new law is enacted. Recording the effects of the change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

    The provision for income taxes is as follows:

                        Years Ended
                        December 31,
                    1996    1995    1994
                   ----------------------
                      (In Millions)
         Current   $163.5  $116.4  $ 85.5
         Deferred   (49.8)  (30.3)   26.2
                   ----------------------
                   $113.7  $ 86.1  $111.7
                   ----------------------

    The sources of the Company's provision for deferred taxes are as follows:

                                                 Years Ended
                                                 December 31,
                                             1996    1995    1994
                                            -----------------------
                                               (In Millions)
         Deferred policy acquisition costs  $  2.1  $ (6.0) $ (5.0)
         Interest in advance                   2.0     2.9    25.4
         Investment valuation                 (7.3)    8.1    11.4
         Reserves                            (28.5)  (28.7)    7.1
         Other                               (18.1)   (6.6)  (12.7)
                                            -----------------------
                                            $(49.8) $(30.3) $ 26.2
                                            -----------------------

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (CONTINUED)

    A reconciliation of the provision for income taxes based on the prevailing corporate tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                 Years Ended December 31,
                                                  1996      1995     1994
                                                 -------------------------
                                                      (In Millions)
       Income taxes at the statutory rate        $ 98.1    $77.3    $ 74.6
       Equity tax-current year                     16.3               36.1
       Amortization of intangibles on equity
        method investments                          6.5      6.5
       Non-taxable investment income               (2.1)    (2.1)     (4.7)
       Equity tax-recomputation of prior years    (17.3)
       Other                                       12.2      4.4       5.7
                                                 -------------------------
                                                 $113.7    $86.1    $111.7
                                                 -------------------------

    The net deferred tax asset (liability) included in other assets on the accompanying consolidated statement of financial position was comprised of the tax effects of the following temporary differences:

                                                           December 31,
                                                          1996      1995
                                                         ----------------
                                                           (In Millions)
       Reserves                                          $ 244.9  $ 216.4
       Deferred compensation                                27.6     25.4
       Investment valuation                                 24.0     16.7
       Postretirement benefits                               9.8      9.4
       Dividends                                             9.6     10.4
       Interest in advance                                   1.7      3.6
       Depreciation                                         (9.8)   (10.0)
       Deferred policy acquisition costs                   (43.9)   (41.8)
       Other                                                22.1      6.1
                                                         ----------------
       Deferred taxes from operations                      286.0    236.2
       Unrealized gain on available for sale securities   (204.5)  (259.6)
                                                         ----------------
       Net deferred tax asset (liability)                $  81.5  $ (23.4)
                                                         ----------------

11. REINSURANCE

    The Company accounts for reinsurance transactions utilizing SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration And Long-Duration Contracts." SFAS No. 113 establishes the conditions required for a contract with a reinsurer to be accounted for as reinsurance and prescribes accounting and reporting standards for those contracts. Amounts receivable from reinsurers for reinsurance on future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial position.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. REINSURANCE (CONTINUED)

    The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks or, in the case of the producer-owned reinsurance company, to diversify risk and retain top producing agents. All assets associated with reinsured business remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                           December 31,
                                           1996    1995
                                          ---------------
                                          (In Millions)
       Reinsured universal life deposits  $(35.9) $(42.7)
       Future policy benefits               90.0    87.7
       Unpaid claims                         4.6     7.8
       Paid claims                           8.4     7.9

    As of December 31, 1996, 85% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

    Revenues and benefits are shown net of the following reinsurance transactions:

                                                     Years Ended December 31,
                                                      1996     1995     1994
                                                     ------------------------
                                                           (In Millions)
       Ceded reinsurance netted against insurance
        premiums                                     $ 44.3   $ 29.2   $ 26.0
       Assumed reinsurance included in insurance
        premiums                                       17.8     15.6     20.2
       Ceded reinsurance netted against policy fees    71.0     66.5     66.7
       Ceded reinsurance netted against net invest-
        ment
        income                                        192.5    176.6    151.0
       Ceded reinsurance netted against interest
        credited                                      155.2    140.0    119.9
       Ceded reinsurance netted against policy ben-
        efits                                          56.7     51.4     45.4
       Assumed reinsurance included in policy bene-
        fits                                            9.9     14.5     16.8

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. SEGMENT INFORMATION

    The operations of the Company have been classified into four business segments as follows: Individual Life Insurance and Annuities, Pensions, Group Employee Benefits and Corporate and Other. These segments are based on the organization of the Company and are generally distinguished by the products offered. The Corporate and Other segment generally includes the assets and operations that do not support the other segments such as certain non-life insurance related subsidiary operations. Depreciation expense and capital expenditures are not material and have not been reported. Revenues, income before income taxes and assets by segment are as follows:

                                                   Years Ended December 31,
                                                   1996      1995      1994
                                                 -----------------------------
                                                         (In Millions)
      Revenues:
        Individual Life Insurance and Annuities  $   962.1 $   927.0 $   795.9
        Pensions                                     507.3     513.9     464.0
        Group Employee Benefits                      454.2     419.3     423.7
        Corporate and Other                          224.4     159.5     332.0
                                                 -----------------------------
                                                 $ 2,148.0 $ 2,019.7 $ 2,015.6
                                                 -----------------------------
      Income before income taxes:
        Individual Life Insurance and Annuities  $    92.0 $   102.3 $    94.8
        Pensions                                      80.7      53.3      34.3
        Group Employee Benefits                       24.7      25.2      36.5
        Corporate and Other                           82.9      40.1      47.5
                                                 -----------------------------
                                                 $   280.3 $   220.9 $   213.1
                                                 -----------------------------
                                                         December 31,
                                                   1996      1995      1994
                                                 -----------------------------
                                                         (In Millions)
      Assets:
        Individual Life Insurance and Annuities  $15,484.4 $12,953.2 $10,912.3
        Pensions                                   8,097.2   7,592.5   6,497.9
        Group Employee Benefits                      344.4     329.8     341.3
        Corporate and Other                        3,139.3   2,427.6   1,954.3
                                                 -----------------------------
                                                 $27,065.3 $23,303.1 $19,705.8
                                                 -----------------------------

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS

    PENSION PLAN

    Pacific Mutual Life provides a qualified noncontributory defined benefit pension plan which covers all eligible employees who have one year of continuous employment and have attained age 21. The full-benefit vesting period for all participants is five years.

    Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Mutual Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED) such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Mutual Life, as well as participating units of a real estate trust and mutual funds managed by an indirect subsidiary of Pacific Mutual Life.

    Components of net periodic pension cost are as follows:

                                                            Years Ended
                                                            December 31,
                                                        1996    1995    1994
                                                       ----------------------
                                                          (In Millions)
      Service cost-benefits earned during the year     $  3.7  $  2.8  $  3.2
      Interest cost on projected benefit obligation       9.4     8.8     8.5
      Actual return on plan assets                      (19.7)  (24.1)    0.6
      Amortization of net obligations and prior serv-
       ice cost                                           8.0    14.0   (11.4)
                                                       ----------------------
      Net periodic pension cost                        $  1.4  $  1.5  $  0.9
                                                       ----------------------

     The following table sets forth the Plan's funded status and amounts recognized on Pacific Mutual Life's consolidated statements of financial position:

                                                             December 31,
                                                            1996     1995
                                                           ----------------
                                                            (In Millions)
      Actuarial present value of benefit obligation:
        Vested benefits                                    $ 114.4  $ 115.8
        Nonvested benefits                                     1.2      0.8
                                                           ----------------
      Accumulated benefit obligation                         115.6    116.6
      Effect of projected future compensation increases       18.5     19.5
                                                           ----------------
      Projected benefit obligation                           134.1    136.1
      Plan assets at fair value                             (141.2)  (125.6)
                                                           ----------------
      Plan assets (in excess) less than projected benefit
       obligation                                             (7.1)    10.5
      Unrecognized net gain (loss)                             2.5    (15.5)
      Unrecognized transition asset                            6.0      7.2
      Unrecognized prior service cost                          2.2      2.5
                                                           ----------------
      Accrued pension cost                                 $   3.6  $   4.7
                                                           ----------------

    In determining the actuarial present value of the projected benefit obligation as of December 31, 1996 and 1995, the weighted average discount rate used was 7.5% and 7%, respectively, and the rate of increase in future compensation levels was 6% for both years. The expected long-term rate of return on plan assets was 8.5% in 1996 and 1995.

    POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE PLANS

    Pacific Mutual Life sponsors a defined benefit health care plan and a defined benefit life insurance plan ("the Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Mutual Life's

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED) commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Mutual Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under the programs during 1996, 1995 and 1994 was approximately $1.6 million, $1.7 million and $1.7 million, respectively.

    Components of net periodic postretirement benefit cost are as follows:

                                                       Years Ended
                                                       December 31,
                                                    1996   1995   1994
                                                   --------------------
                                                     (In Millions)
         Service cost                              $ 0.2  $ 0.2  $ 0.2
         Interest cost                               1.5    1.9    1.8
         Amortization                               (0.3)  (0.3)  (0.3)
                                                   --------------------
         Net periodic postretirement benefit cost  $ 1.4  $ 1.8  $ 1.7
                                                   --------------------

    The following table sets forth the Plan's funded status and amounts recorded in other liabilities on the accompanying consolidated statements of financial position:

                                                        December 31,
                                                         1996  1995
                                                         -----------
                                                             (In
                                                          Millions)
         Accumulated postretirement obligation:
           Retirees                                      $17.3 $20.9
           Fully eligible active plan participants         2.0   1.7
           Other active plan participants                  2.5   2.3
                                                         -----------
         Total accumulated postretirement obligation      21.8  24.9
         Fair value of plan assets                          --    --
                                                         -----------
         Unfunded accumulated postretirement obligation   21.8  24.9
         Unrecognized net gain                             3.7   0.4
         Prior service cost                                1.3   1.6
                                                         -----------
         Accrued postretirement benefit liability        $26.8 $26.9
                                                         -----------

    The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 9% for 1996 and 10% for 1995 and is assumed to decrease gradually to 4% in 2003 and remain at that level thereafter. The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1996 and 1995 would be increased by 11.5% and 10.9%, respectively. The effect of this change would increase the aggregate of the service and interest cost components of the net periodic benefit cost by 12.3%, 11.4% and 13.6% for 1996, 1995 and 1994, respectively.

    The discount rate used in determining the accumulated postretirement benefit obligation is 7.5% and 7% for 1996 and 1995, respectively.

    OTHER PLANS

    Pacific Mutual Life has a voluntary Retirement Incentive Savings Plan pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Mutual Life matches 50% of each employees' contributions, up to a maximum of six percent of eligible compensation.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

    Pacific Mutual Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

    The Company also has performance based incentive compensation plans for its employees.

14. TRANSACTIONS WITH AFFILIATES

    Pacific Mutual Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Mutual Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $14.3 million, $6.5 million and $3.0 million for the years ended December 31, 1996, 1995 and 1994, respectively. In addition, Pacific Mutual Life entered into an agreement with the Pacific Select Fund on October 1, 1995, to provide certain support services for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $108,000 and $28,550 for the years ended December 31, 1996 and 1995, respectively.

    PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $6.2 million, $5.0 million and $0.4 million for the years ended December 31, 1996, 1995 and 1994, respectively. Included in equity securities on the accompanying consolidated statements of financial position are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $110.6 million and $77.6 million as of December 31, 1996 and 1995, respectively.

    Pacific Mutual Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.4 million, $1.9 million and $0.2 million for the years ended December 31, 1996, 1995 and 1994, respectively.

15. SUBSIDIARY PROFIT-SHARING PLANS AND OTHER COMPENSATION PLANS

    Prior to the PIMCO Advisors transaction (Note 1), certain of PFAMCo's direct subsidiaries had nonqualified profit-sharing plans (the "Profit-Sharing Plans") covering certain key employees ("Key Employees") and other employees. The Profit-Sharing Plans provided for awards based on the profitability of the respective subsidiary, as defined in the employment agreements. Such profitability was primarily based on income before income taxes and before profit-sharing. The awards ranged from 40% to 80% of such amounts depending on the level of profitability. The profit-sharing awards were fully vested as of the PIMCO Advisors transaction date of November 15, 1994.

    In addition, Key Employees of certain indirect subsidiaries participated in long-term incentive plans that provided compensation under the Profit-Sharing Plans for a specified period of time subsequent to their termination of employment. These plans were terminated as of the PIMCO Advisors transaction date.

    Effective November 15, 1994, termination and non-competition agreements were entered into with certain Key Employees. These agreements provide terms and conditions for the allocation of future proceeds from distributions and sales of certain PIMCO Advisors units and other noncompete payments. When the amount of future payments to be made to a Key Employee is determinable, a liability for such amount is established and is included in other liabilities in the consolidated statements of financial position.

    For the years ended December 31, 1996, 1995 and 1994, approximately $35.3 million, $28.6 million and $166.9 million, respectively, is included in operating expenses in the consolidated statements of operations related to the above agreements.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16. INVESTMENT COMMITMENTS

    The Company has outstanding commitments to make investments in fixed maturities and other investments as follows (In Millions):

          Years Ending
          December 31:
          ------------
           1997                 $193.1
           1998-2001             109.0
           2002 and thereafter    19.5
                                ------
          Total                 $321.6
                                ------


17. LITIGATION

    The Company is a respondent in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the consolidated financial position of the Company.
    --------------------------------------------------------------------------

                                    APPENDIX

                           DEATH BENEFIT PERCENTAGES

 AGE    PERCENTAGE   AGE   PERCENTAGE   AGE   PERCENTAGE    AGE    PERCENTAGE
 ----   ----------   ---   ----------   ---   ----------    ---    ----------
 0-40      250%      50       185%      60       130%       70        115%
  41       243       51       178       61       128        71        113
  42       236       52       171       62       126        72        111
  43       229       53       164       63       124        73        109
  44       222       54       157       64       122        74        107
  45       215       55       150       65       120       75-90      105
  46       209       56       146       66       119        91        104
  47       203       57       142       67       118        92        103
  48       197       58       138       68       117        93        102
  49       191       59       134       69       116        94+       101

                                 ILLUSTRATIONS

  The following tables illustrate how the death benefits, Accumulated Values and Net Cash Surrender Values of a hypothetical policy may vary over an extended period of time assuming a single premium that is 100% of the Guideline Single Premium and hypothetical rates of return equivalent to constant gross annual rates of 0%, 6% and 12%.

  The policies illustrated include the following:

    1. Age 60, Male Nonsmoker, $40,000 initial premium, Current Cost of Insurance Rates.

    2. Age 60, Male Nonsmoker, $40,000 initial premium, Guaranteed Cost of Insurance Rates.

    3. Age 60, Female Nonsmoker, $40,000 initial premium, Current Cost of Insurance Rates.

    4. Age 60, Female Nonsmoker, $40,000 initial premium, Guaranteed Cost of Insurance Rates.

    5. Age 60, Male/Female Nonsmoker, $40,000 initial premium, Current Cost of Insurance Rates.

    6. Age 60, Male/Female Nonsmoker, $40,000 initial premium, Guaranteed Cost of Insurance Rates.

  The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years.

  The second column of each table, labeled "Premium Paid Plus Interest at 5%," shows the amount which would accumulate if an amount equal to the initial premium (after taxes) were invested to earn interest at 5% compounded annually. The premium payment is illustrated as if made at the beginning of the year. These illustrations assume that no Policy loans have been made.

  The amounts shown for the death benefits, Accumulated Values and Net Cash Surrender Values, reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Variable Accounts. These values also take into account any administration charges, and Net Cash Surrender Value takes into account any Surrender Charge. The Fund's daily investment advisory fee is assumed to be equivalent to an annual weighted rate of 0.62% of the aggregate average daily net assets of the Fund. This hypothetical rate is representative of the weighted average investment advisory fee applicable to the Portfolios of the Fund available as options under the Policy. The amounts shown would differ if unisex rates were used. On those illustrations assuming current rates, the amount would also differ if either Insured were a smoker and smoker rates were used.

  The tables also reflect other expenses of the Fund at the weighted rate of 0.18% of the average daily net assets of a Portfolio, which amounts to 0.80% of the average daily net assets of a Portfolio including the investment advisory fees, operating expenses and any foreign taxes. Foreign taxes for the year ended December 31, 1996 were the following percentages of the average daily net assets of the Portfolios: 0.02% for the Equity Income Portfolio; 0.01% for the Multi-Strategy Portfolio; 0.38% for the International Portfolio; 0.02% for the Growth LT Portfolio; 0.01% for the Equity Portfolio; and 0.01% for the Equity Index Portfolio. For the Emerging Markets Portfolio, which commenced operations April 1, 1996, foreign taxes (annualized) were 0.14% of average daily net assets.

  After deduction of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of return of -0.80%, 5.15%, and 11.10%. The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since we are not currently making these charges.

  We will furnish upon request a comparable illustration reflecting the proposed Insured's Age, Face Amount, death benefit and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Portfolio of the Fund in which the Variable Account invests. Illustrations that use a hypothetical gross rate of return in excess of 12% are available to certain large institutional investors upon request.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                   Based on Current Cost of Insurance Rates

                              SINGLE LIFE OPTION
ISSUE AGE: 60                                              FACE AMOUNT: $80,044
CLASS: MALE NONSMOKER                                  INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%



                     PREMIUM         END OF YEAR DEATH BENEFIT ASSUMING
          END OF    PAID PLUS  HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
          POLICY   INTEREST AT -----------------------------------------------
           YEAR        5%            0%             6%              12%
          ------   ----------- -------------- --------------- ----------------
            1       $ 42,000       $80,042        $ 80,042        $ 80,042
            2       $ 44,100       $80,042        $ 80,042        $ 80,042
            3       $ 46,305       $80,042        $ 80,042        $ 80,042
            4       $ 48,620       $80,042        $ 80,042        $ 80,042
            5       $ 51,051       $80,042        $ 80,042        $ 80,042
            6       $ 53,604       $80,042        $ 80,042        $ 80,042
            7       $ 56,284       $80,042        $ 80,042        $ 85,715
            8       $ 59,098       $80,042        $ 80,042        $ 92,469
            9       $ 62,053       $80,042        $ 80,042        $ 99,747
           10       $ 65,156       $80,042        $ 80,042        $107,591
           15       $ 83,157       $80,042        $ 80,042        $157,439
           20       $106,132       $80,042        $ 81,118        $245,090
           25       $135,454       $80,042        $ 97,716        $388,808
           30       $172,878       $80,042        $117,709        $616,801
           35       $220,641       $80,042        $136,426        $941,450

         END OF YEAR ACCUMULATED
                  VALUE
          ASSUMING HYPOTHETICAL   END OF YEAR NET CASH SURRENDER VALUE
              GROSS ANNUAL         ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF    INVESTMENT RETURN OF            INVESTMENT RETURN OF
POLICY  ------------------------- -------------------------------------
 YEAR     0%       6%      12%        0%           6%          12%
------  ------- -------- -------- ----------- ------------ ------------
   1    $38,855 $ 41,186 $ 43,517   $34,969     $ 37,186     $ 39,517
   2    $37,703 $ 42,366 $ 47,300   $33,933     $ 38,366     $ 43,300
   3    $36,585 $ 43,581 $ 51,416   $33,292     $ 39,981     $ 47,816
   4    $35,498 $ 44,832 $ 55,937   $32,658     $ 41,632     $ 52,737
   5    $34,443 $ 46,120 $ 60,856   $32,032     $ 43,320     $ 58,056
   6    $33,418 $ 47,446 $ 66,208   $31,413     $ 45,046     $ 63,808
   7    $32,422 $ 48,812 $ 72,029   $30,801     $ 46,812     $ 70,029
   8    $31,455 $ 50,218 $ 78,363   $30,197     $ 48,618     $ 76,763
   9    $30,515 $ 51,707 $ 85,254   $29,600     $ 50,507     $ 84,054
  10    $29,603 $ 53,240 $ 92,751   $29,603     $ 53,240     $ 92,571
  15    $26,459 $ 64,133 $147,139   $26,459     $ 64,133     $147,139
  20    $23,629 $ 77,255 $233,419   $23,629     $ 77,255     $233,419
  25    $21,081 $ 93,062 $370,294   $21,081     $ 93,062     $370,294
  30    $18,788 $112,104 $587,429   $18,788     $112,104     $587,429
  35    $16,724 $135,076 $932,128   $16,724     $135,076     $932,128

-------
This illustration assumes no policy loans or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

  Illustration of Death Benefits, Accumulated Values, and Net Cash Surrender
                                    Values
                  Based on Guaranteed Cost of Insurance Rates

                              SINGLE LIFE OPTION
ISSUE AGE: 60                                              FACE AMOUNT: $80,042
CLASS: MALE NONSMOKER                                  INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     PREMIUM          END OF YEAR DEATH BENEFIT ASSUMING
          END OF    PAID PLUS   HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
          POLICY   INTEREST AT ------------------------------------------------
           YEAR        5%            0%              6%              12%
          ------   ----------- --------------- --------------- ----------------
            1       $ 42,000       $80,042         $80,042         $ 80,042
            2       $ 44,100       $80,042         $80,042         $ 80,042
            3       $ 46,305       $80,042         $80,042         $ 80,042
            4       $ 48,620       $80,042         $80,042         $ 80,042
            5       $ 51,051       $80,042         $80,042         $ 80,042
            6       $ 53,604       $80,042         $80,042         $ 80,042
            7       $ 56,284       $80,042         $80,042         $ 81,720
            8       $ 59,098       $80,042         $80,042         $ 88,096
            9       $ 62,053       $80,042         $80,042         $ 94,946
           10       $ 65,156       $80,042         $80,042         $102,305
           15       $ 83,157          *            $80,042         $147,944
           20       $106,132          *            $80,042         $229,186
           25       $135,454          *            $80,042         $357,762
           30       $172,878          *               *            $548,857
           35       $220,641          *               *            $817,474

        END OF YEAR ACCUMULATED
                 VALUE
         ASSUMING HYPOTHETICAL   END OF YEAR NET CASH SURRENDER VALUE
              GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF    INVESTMENT RETURN OF           INVESTMENT RETURN OF
POLICY  ------------------------ ------------------------------------
 YEAR     0%      6%      12%        0%          6%          12%
------  ------- ------- -------- ----------- ----------- ------------
   1    $38,370 $40,710 $ 43,051   $34,533     $36,710     $ 39,051
   2    $36,646 $41,352 $ 46,339   $32,981     $37,352     $ 42,339
   3    $34,852 $41,958 $ 49,942   $31,715     $38,358     $ 46,342
   4    $32,973 $42,521 $ 53,901   $30,335     $39,321     $ 50,701
   5    $30,991 $43,031 $ 58,316   $28,822     $40,231     $ 55,516
   6    $28,888 $43,480 $ 63,214   $27,155     $41,080     $ 60,814
   7    $26,645 $43,862 $ 68,672   $25,313     $41,862     $ 66,672
   8    $24,241 $44,168 $ 74,658   $23,271     $42,568     $ 73,058
   9    $21,648 $44,385 $ 81,151   $20,999     $43,185     $ 79,951
  10    $18,831 $44,499 $ 88,194   $18,831     $44,499     $ 88,194
  15       *    $44,133 $138,266      *        $44,133     $138,266
  20       *    $35,696 $218,273      *        $35,696     $218,273
  25       *    $ 1,622 $340,725      *        $ 1,622     $340,725
  30       *       *    $522,721      *           *        $522,721
  35       *       *    $809,380      *           *        $809,380

-------
This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                   Based on Current Cost of Insurance Rates

                              SINGLE LIFE OPTION
ISSUE AGE: 60                                              FACE AMOUNT: $94,464
CLASS: FEMALE NONSMOKER                                INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     PREMIUM         END OF YEAR DEATH BENEFIT ASSUMING
          END OF    PAID PLUS   HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
          POLICY   INTEREST AT -----------------------------------------------
           YEAR        5%            0%             6%              12%
          ------   ----------- -------------   -------------  ----------------
            1       $ 42,000      $94,464         $ 94,464        $ 94,464
            2       $ 44,100      $94,464         $ 94,464        $ 94,464
            3       $ 46,305      $94,464         $ 94,464        $ 94,464
            4       $ 48,620      $94,464         $ 94,464        $ 94,464
            5       $ 51,051      $94,464         $ 94,464        $ 94,464
            6       $ 53,604      $94,464         $ 94,464        $ 94,464
            7       $ 56,284      $94,464         $ 94,464        $ 94,464
            8       $ 59,098      $94,464         $ 94,464        $ 94,464
            9       $ 62,053      $94,464         $ 94,464        $ 99,942
           10       $ 65,156      $94,464         $ 94,464        $107,977
           15       $ 83,157      $94,464         $ 94,464        $158,113
           20       $106,132      $94,464         $ 94,464        $246,791
           25       $135,454      $94,464         $ 97,716        $391,506
           30       $172,878      $94,464         $117,709        $621,080
           35       $220,641      $94,464         $136,448        $948,128

         END OF YEAR ACCUMULATED
                  VALUE
          ASSUMING HYPOTHETICAL   END OF YEAR NET CASH SURRENDER VALUE
              GROSS ANNUAL         ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF     INVESTMENT RETURN OF            INVESTMENT RETURN OF
POLICY  ------------------------- -------------------------------------
 YEAR     0%       6%      12%        0%           6%          12%
------  ------- -------- -------- ----------- ------------ ------------
   1    $38,855 $ 41,186 $ 43,517   $34,969      $ 37,186     $ 39,517
   2    $37,703 $ 42,366 $ 47,300   $33,933      $ 38,366     $ 43,300
   3    $38,585 $ 43,581 $ 51,416   $33,292      $ 39,981     $ 47,816
   4    $35,498 $ 44,832 $ 55,937   $32,658      $ 41,632     $ 52,737
   5    $34,443 $ 46,120 $ 60,856   $32,032      $ 43,320     $ 58,056
   6    $33,418 $ 47,446 $ 66,208   $31,413      $ 45,046     $ 63,808
   7    $32,422 $ 48,812 $ 72,029   $30,801      $ 46,812     $ 70,029
   8    $31,455 $ 50,218 $ 78,394   $30,197      $ 48,618     $ 76,794
   9    $30,515 $ 51,707 $ 85,420   $29,600      $ 50,507     $ 84,220
  10    $29,603 $ 53,240 $ 93,083   $29,603      $ 53,240     $ 93,083
  15    $26,459 $ 64,133 $147,769   $26,459      $ 64,133     $147,769
  20    $23,629 $ 77,255 $235,039   $23,629      $ 77,255     $235,039
  25    $21,081 $ 93,062 $372,863   $21,081      $ 93,062     $372,863
  30    $18,788 $112,104 $591,505   $18,788      $112,104     $591,505
  35    $16,724 $135,097 $938,740   $16,724      $135,097     $938,740

-------
This illustration assumes no policy loans or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                  Based on Guaranteed Cost of Insurance Rates

                              SINGLE LIFE OPTION
ISSUE AGE: 60                                              FACE AMOUNT: $94,464
CLASS: FEMALE NONSMOKER                                INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     PREMIUM          END OF YEAR DEATH BENEFIT ASSUMING
          END OF    PAID PLUS   HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
          POLICY   INTEREST AT ------------------------------------------------
           YEAR        5%            0%              6%              12%
          ------   ----------- --------------- --------------- ----------------
            1       $ 42,000       $94,464         $94,464         $ 94,464
            2       $ 44,100       $94,464         $94,464         $ 94,464
            3       $ 46,305       $94,464         $94,464         $ 94,464
            4       $ 48,620       $94,464         $94,464         $ 94,464
            5       $ 51,051       $94,464         $94,464         $ 94,464
            6       $ 53,604       $94,464         $94,464         $ 94,464
            7       $ 56,284       $94,464         $94,464         $ 94,464
            8       $ 59,098       $94,464         $94,464         $ 94,464
            9       $ 62,053       $94,464         $94,464         $ 96,336
           10       $ 65,156       $94,464         $94,464         $104,081
           15       $ 83,157       $94,464         $94,464         $152,283
           20       $106,132          *            $94,464         $237,677
           25       $135,454          *            $94,464         $374,453
           30       $172,878          *               *            $580,141
           35       $220,641          *               *            $867,898

         END OF YEAR ACCUMULATED
                  VALUE
         ASSUMING HYPOTHETICAL   END OF YEAR NET CASH SURRENDER VALUE
              GROSS ANNUAL         ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF    INVESTMENT RETURN OF            INVESTMENT RETURN OF
POLICY  ------------------------- ------------------------------------
 YEAR      0%      6%      12%        0%          6%          12%
------  -------- ------- -------- ----------- ----------- ------------
   1    $ 38,515 $40,852 $ 43,189   $34,664     $36,852     $ 39,189
   2    $ 36,970 $41,660 $ 46,627   $33,273     $37,660     $ 42,627
   3    $ 35,391 $42,454 $ 50,380   $32,206     $38,854     $ 46,780
   4    $ 33,762 $43,224 $ 54,525   $31,061     $40,024     $ 51,325
   5    $ 32,073 $43,963 $ 59,062   $29,828     $41,163     $ 56,262
   6    $ 30,313 $44,667 $ 64,044   $28,494     $42,267     $ 61,644
   7    $ 28,476 $45,335 $ 69,534   $27,052     $43,335     $ 67,534
   8    $ 26,556 $45,965 $ 75,605   $25,493     $44,365     $ 74,005
   9    $ 24,545 $46,555 $ 82,338   $23,809     $45,355     $ 81,138
  10    $ 22,425 $47,097 $ 89,725   $22,425     $47,097     $ 89,725
  15    $  9,215 $50,007 $142,320   $ 9,215     $50,007     $142,320
  20       *     $48,047 $226,359      *        $48,047     $226,359
  25       *     $31,778 $356,622      *        $31,778     $356,622
  30       *        *    $552,516      *           *        $552,516
  35       *        *    $859,305      *           *        $859,305

-------
This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                   Based on Current Cost of Insurance Rates

                             LAST SURVIVOR OPTION
ISSUE AGE: 60                                             FACE AMOUNT: $114,737
CLASS: MALE/FEMALE NONSMOKER                           INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     PREMIUM         END OF YEAR DEATH BENEFIT ASSUMING
          END OF    PAID PLUS  HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
          POLICY   INTEREST AT ----------------------------------------------
           YEAR        5%            0%             6%             12%
          ------   ----------- -------------  -------------  ----------------
            1       $ 42,000       $114,737       $114,737       $  114,737
            2       $ 44,100       $114,737       $114,737       $  114,737
            3       $ 46,305       $114,737       $114,737       $  114,737
            4       $ 48,620       $114,737       $114,737       $  114,737
            5       $ 51,051       $114,737       $114,737       $  114,737
            6       $ 53,604       $114,737       $114,737       $  114,737
            7       $ 56,284       $114,737       $114,737       $  114,737
            8       $ 59,098       $114,737       $114,737       $  114,737
            9       $ 62,053       $114,737       $114,737       $  114,737
           10       $ 65,156       $114,737       $114,737       $  114,737
           15       $ 83,157       $114,737       $114,737       $  164,043
           20       $106,132       $114,737       $114,737       $  257,015
           25       $135,454       $114,737       $114,737       $  409,772
           30       $172,878       $114,737       $124,151       $  653,319
           35       $220,641       $114,737       $144,578       $1,001,937

         END OF YEAR ACCUMULATED
                  VALUE
          ASSUMING HYPOTHETICAL   END OF YEAR NET CASH SURRENDER VALUE
              GROSS ANNUAL         ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF    INVESTMENT RETURN OF            INVESTMENT RETURN OF
POLICY  ------------------------- -------------------------------------
 YEAR     0%       6%      12%        0%           6%          12%
------  ------- -------- -------- ----------- ------------ ------------
   1    $39,038 $ 41,380 $ 43,723   $35,134     $ 37,380     $ 39,723
   2    $38,031 $ 42,740 $ 47,724   $34,227     $ 38,740     $ 43,724
   3    $37,014 $ 44,114 $ 52,069   $33,683     $ 40,514     $ 48,469
   4    $36,023 $ 45,517 $ 56,832   $33,141     $ 42,317     $ 53,632
   5    $35,058 $ 46,966 $ 62,015   $32,604     $ 44,166     $ 59,215
   6    $34,118 $ 48,463 $ 67,671   $32,071     $ 46,063     $ 65,271
   7    $33,201 $ 50,009 $ 73,844   $31,541     $ 48,009     $ 71,844
   8    $32,309 $ 51,605 $ 80,579   $31,016     $ 50,005     $ 78,979
   9    $31,439 $ 53,295 $ 87,928   $30,496     $ 52,095     $ 85,728
  10    $30,592 $ 55,041 $ 95,956   $30,592     $ 55,041     $ 95,956
  15    $27,487 $ 66,635 $153,311   $27,487     $ 66,635     $153,311
  20    $24,678 $ 80,672 $244,776   $24,678     $ 80,672     $244,776
  25    $22,136 $ 97,666 $390,259   $22,136     $ 97,666     $390,259
  30    $19,837 $118,239 $622,208   $19,837     $118,239     $622,208
  35    $17,758 $143,147 $992,017   $17,758     $143,147     $992,017

-------
This illustration assumes no policy loans or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                  Based on Guaranteed Cost of Insurance Rates

                             LAST SURVIVOR OPTION
ISSUE AGE: 60                                             FACE AMOUNT: $114,737
CLASS: MALE/FEMALE NONSMOKER                           INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     PREMIUM         END OF YEAR DEATH BENEFIT ASSUMING
          END OF    PAID PLUS  HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
          POLICY   INTEREST AT ------------------------------------------------
           YEAR        5%            0%              6%              12%
          ------   ----------- --------------- --------------- ----------------
            1       $ 42,000      $114,737        $114,737         $114,737
            2       $ 44,100      $114,737        $114,737         $114,737
            3       $ 46,305      $114,737        $114,737         $114,737
            4       $ 48,620      $114,737        $114,737         $114,737
            5       $ 51,051      $114,737        $114,737         $114,737
            6       $ 53,604      $114,737        $114,737         $114,737
            7       $ 56,284      $114,737        $114,737         $114,737
            8       $ 59,098      $114,737        $114,737         $114,737
            9       $ 62,053      $114,737        $114,737         $114,737
           10       $ 65,156      $114,737        $114,737         $114,737
           15       $ 83,157      $114,737        $114,737         $163,642
           20       $106,132          *           $114,737         $256,244
           25       $135,454          *           $114,737         $404,660
           30       $172,878          *               *            $627,437
           35       $220,641          *               *            $938,551

        END OF YEAR ACCUMULATED
                 VALUE
         ASSUMING HYPOTHETICAL   END OF YEAR NET CASH SURRENDER VALUE
              GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF    INVESTMENT RETURN OF           INVESTMENT RETURN OF
POLICY  ------------------------ ------------------------------------
 YEAR     0%      6%      12%        0%          6%          12%
------  ------- ------- -------- ----------- ----------- ------------
   1    $39,038 $41,380 $ 43,723   $35,134     $37,380     $ 39,723
   2    $38,031 $42,740 $ 47,724   $34,227     $38,740     $ 43,724
   3    $37,012 $44,114 $ 52,069   $33,681     $40,514     $ 48,469
   4    $35,971 $45,496 $ 55,832   $33,094     $42,296     $ 53,632
   5    $34,899 $46,879 $ 62,006   $32,456     $44,079     $ 59,206
   6    $33,782 $48,255 $ 67,632   $31,755     $45,855     $ 65,232
   7    $32,606 $49,615 $ 73,756   $30,976     $47,615     $ 71,756
   8    $31,359 $50,952 $ 80,433   $30,104     $49,352     $ 78,833
   9    $30,023 $52,299 $ 87,729   $29,122     $51,099     $ 86,529
  10    $28,578 $53,603 $ 95,722   $28,578     $53,603     $ 95,722
  15    $19,093 $60,704 $152,936   $19,093     $60,704     $152,936
  20       *    $63,278 $244,042      *        $63,278     $244,042
  25       *    $52,480 $385,390      *        $52,480     $385,390
  30       *       *    $597,559      *           *        $597,559
  35       *       *    $929,259      *           *        $929,259

-------
This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                                       [LOGO OF PACIFIC SELECT ESTATE MAXIMIZER]

              Issued By                      Principal Underwriter
Pacific Mutual Life Insurance Company  Pacific Mutual Distributors, Inc.
      700 Newport Center Drive                Member: NASD & SIPC
            P.O. Box 9000                  700 Newport Center Drive
   Newport Beach, California 92660               P.O. Box 9000
                                         Newport Beach, California 92660

                                 Sponsored by:


                         [LOGO OF PACIFIC MUTUAL LIFE]

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY
               700 NEWPORT CENTER DRIVE NEWPORT BEACH, CA 92660

                                Distributed by:

                 [LOGO OF PACIFIC MUTUAL DISTRIBUTORS, INC.]

                       Pacific Mutual Distributors, Inc.
                               Member NASD & SIPC
                        700 NEWPORT CENTER DRIVE, NB-3
                           NEWPORT BEACH, CA 92660
                                1-800-800-7681

FORM NO. 15-20632-00

       SUPPLEMENT DATED MAY 1, 1997 TO PROSPECTUS DATED MAY 1, 1997 FOR PACIFIC SELECT EXEC, PACIFIC SELECT CHOICE AND PACIFIC SELECT ESTATE PRESERVER
                                 LAST SURVIVOR
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                   POLICIES
                      AND PACIFIC SELECT ESTATE MAXIMIZER
           MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
             EACH ISSUED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY

     Capitalized terms used in this supplement are defined in the prospectuses referred to above or the M Fund's prospectus.

INTRODUCTION

     A Policy Owner may choose to allocate net premium payments to four additional options available under the Policy (the "Investment Options") that are funded through the Variable Accounts of the Separate Account: The Edinburgh Overseas Equity Variable Account ("Variable Account I"), Turner Core Growth Variable Account ("Variable Account II"), the Frontier Capital Appreciation Variable Account ("Variable Account III"), and the Enhanced U.S. Equity Variable Account ("Variable Account IV"). A Policy Owner also may transfer Accumulated Value to the Variable Accounts funding these additional Variable Investment Options. The Variable Accounts funding the additional Variable Investment Options invest in the following corresponding portfolios ("Portfolios") of M Fund, Inc. ("M Fund"):

        Variable Account I:   Edinburgh Overseas Equity Fund
        Variable Account II:  Turner Core Growth Fund
        Variable Account III: Frontier Capital Appreciation Fund
        Variable Account IV:  Enhanced U.S. Equity Fund

     In addition to these Investment Options, a Policy Owner may allocate all or a portion of net premium payments and transfer Accumulated Value to the Variable Accounts or the Fixed Account of Pacific Mutual Life Insurance Company ("we", "us", or "our") described in the accompanying prospectus for the Policy.

     Except as described below in relation to the four additional Variable Investment Options, all features of the Policy and all operational procedures regarding the Policy remain in effect as described in the Policy's prospectus.

INFORMATION ABOUT M FUND

M FUND, INC.

     M Fund is a diversified, open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. M Fund currently offers four separate Portfolios as Investment Options under the Policies. Each Portfolio pursues different investment objectives and policies. The shares of each Portfolio are purchased by us for the corresponding Variable Account at net asset value, i.e., without sales load.
                                                       ----
All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. M Fund shares may be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

     The chart below summarizes some basic information about each Portfolio of M Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of M Fund, including information on the risks associated with the investments and investment techniques of each Portfolio of M Fund.

     M FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS SUPPLEMENT AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                Primary Investments         Investment
                                                   (under normal         Adviser/Portfolio
Portfolio                     Objective            circumstances)             Manager
----------------------  ---------------------  ----------------------  ---------------------
Edinburgh Overseas      Long-term capital      Common stock and        M Financial Invest-
Equity Fund             appreciation with      common stock equi-      ment Advisers, Inc.
                        reasonable invest-     valents of foreign      ("MFIA")/Edinburgh
                        ment risk through      issuers, including      Fund Managers plc.
                        active management      smaller issuers and
                        and investment in      issuers located in
                        common stock and       small, emerging
                        common stock equi-     markets
                        valents of foreign
                        issuers

Turner Core Growth      Long-term capital      Common stocks that      MFIA/Turner
Fund                    appreciation through   show strong earnings    Investment Partners,
                        a diversified port-    potential with          Inc.
                        folio of common        reasonable market
                        stocks that show       prices
                        strong earnings
                        potential with
                        reasonable market
                        prices

Frontier Capital        Maximum capital        Common stock of com-    MFIA/Frontier
Appreciation Fund       appreciation through   panies of all sizes,    Capital Management
                        investment in common   with emphasis on        Company, Inc.
                        stock of companies     stocks of small- to
                        of all sizes, with     medium-capitaliza-
                        emphasis on stocks     tion companies
                        of small- to medium-   (i.e., companies
                        capitalization         with market capi-
                        companies              talization of less
                                               than $3 billion)

Enhanced U.S. Equity    Above-market total     Common stocks of        MFIA/Franklin
Fund                    return through in-     companies perceived     Portfolio Associates
                        vestment in common     to provide a return     LLC
                        stock of companies     higher than that of
                        perceived to provide   the S&P 500 at
                        a return higher than   approximately the
                        that of the            same level of
                        Standard & Poor's      investment risk
                        500 Composite Stock
                        Price Index ("S&P
                        500") at approxi-
                        mately the same
                        level of investment
                        risk as the S&P 500

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

     M Financial Investment Advisers, Inc. ("MFIA") serves as Investment Adviser to each Portfolio of M Fund. MFIA has engaged other firms, as shown in the chart above, to serve as Portfolio Managers under the supervision of MFIA and M Fund's Board of Directors.

     We assume no responsibility for the operation of M Fund or any Portfolio thereof, or the compliance of M Fund or the Portfolio with any applicable law.

SUMMARY OF THE POLICY

     The following supplements the discussion included in the Policy's prospectus under "SUMMARY OF THE POLICY: Charges and Deductions".

M FUND EXPENSES AFTER EXPENSE LIMITATION (as a percentage of each Fund's average net assets).

                                       ADVISORY     OTHER      TOTAL
                                          FEE     EXPENSES   EXPENSES
                                       ---------  ---------  ---------
Edinburgh Overseas Equity Fund            1.05%       .25%      1.30%
Turner Core Growth Fund                    .45%       .25%       .70%
Frontier Capital Appreciation Fund         .90%       .25%      1.15%
Enhanced U.S. Equity Fund                  .55%       .25%       .80%

     The expenses listed for each of the M Fund Portfolios reflect current expenses for the period January 4, 1996 (commencement of operations) through December 31, 1996, and reflect the policy of MFIA to pay operating expenses of M Fund (not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent such expenses, as accrued for each Portfolio from January 4, 1996 through December 31, 1996, exceed .25% of that Portfolio's average daily net assets on an annualized basis. In the absence of this policy, such expenses would have exceeded the expense cap and total expenses for the period January 4, 1996 through December 31, 1996, exclusive of interest on loans, would have been 7.34% for the Edinburgh Overseas Equity Fund, 8.51% for the Turner Core Growth Fund, 8.19% for the Frontier Capital Appreciation Fund and 12.45% for the Enhanced U.S. Equity Fund, respectively, MFIA has extended this policy through December 31, 1997. There can be no assurance that MFIA will continue this policy in the future.

     M Fund's expenses are assessed at the Fund level and are not direct charges against the Variable Accounts or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's net asset value, which in turn is used to compute the corresponding Variable Account's Accumulation Unit Value. M Fund's investment advisory fees and operating expenses are more fully described in M Fund's prospectus, which accompanies this prospectus.

THE POLICY

     All features of the Policy described in its prospectus remain intact.

     The following discussion supplements the one included in the Policy's prospectus under "CHARGES AND DEDUCTIONS - Other Charges."

     OTHER CHARGES

          M Fund and each of its Portfolios incur certain charges, including the investment advisory fee, and certain operating expenses. M Fund is governed by its Board of Directors. M Fund's expenses are not fixed or specified under the terms of the Policy, and these expenses may vary from year to year. The advisory fees and other expenses are more fully described in the prospectus of M Fund.

     We will exercise voting rights attributable to shares of M Fund consistent with the discussion in the prospectus on "Voting of Fund Shares." The rights we have as described in the prospectus under "Disregard of Voting Instructions" and "Substitution of Investments" also apply to M Fund and its Portfolios.

REPORT TO OWNERS

     We will send to each Policy Owner any annual and semiannual reports containing financial statements for M Fund that we receive from that fund.

ILLUSTRATIONS

     For the M Fund Portfolios, the investment advisory fees for the period January 4, 1996 (commencement of operations of the Portfolios) through December 31, 1996 were equivalent to the following annual rates of the average daily net assets of the Portfolios: 1.05% for the Edinburgh Overseas Equity Fund, 0.45% for the Turner Core Growth Fund, 0.90% for the Frontier Capital Appreciation Fund, and 0.55% for the Enhanced U.S. Equity Fund. Foreign taxes (annualized) were equal to 0.22% and 0.02% of the average daily net assets of the Edinburgh Overseas Equity Fund, and the Enhanced U.S. Equity Fund, respectively. Upon request, we will furnish individualized illustrations reflecting allocation of net premiums to one or more of the Variable Accounts that each invest in a corresponding Portfolio of M Fund, which will reflect the expenses (after payment of certain operating expenses by MFIA) of the Portfolio(s), described above, and under "SUMMARY OF THE POLICY: Charges and Deductions".



Form No. 15-20535-01